EXHIBIT 10.5.2



                             Dated 28 January 2004




                          GRANITE MORTGAGES 04-1 PLC







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                      ISSUER MASTER DEFINITIONS SCHEDULE

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                          SIDLEY AUSTIN BROWN & WOOD
                             1 THREADNEEDLE STREET
                                LONDON EC2R 8AW
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937


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CONTENTS

1.    Definitions..........................................................1
2.    Interpretation and Construction.....................................32
3.    Governing Law.......................................................34



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THIS  ISSUER  MASTER  DEFINITIONS  SCHEDULE  is signed for the  purposes  of identification on 28 January 2004

BY:

(1)   Sidley  Austin  Brown & Wood of 1  Threadneedle  Street,  London  EC2R
      8AW; and

(2)   Allen & Overy of One New Change, London EC4M 9QQ.

1.    Definitions

Words and expressions used in any document which incorporates this clause or to which this clause applies shall, have the same meanings as are set out in this Issuer Master Definitions Schedule except so far as the context requires otherwise.

"Account Bank" means, in relation to the Current Issuer, the Current Issuer Account Bank and for any other Issuer, the Account Bank for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Additional Interest" means interest which will accrue on Deferred Interest at the rate of interest applicable from time to time on the classes of Current Issuer Notes, as further described in Condition 4 of the Current Issuer Notes;

"Additional Assigned Mortgage Loan" means any Mortgage Loan which is sold and assigned by the Seller to the Mortgages Trustee on 26 January 2004 under the terms of the Mortgage Sale Agreement and referenced by its mortgage loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

"Additional Assigned Mortgage Portfolio" means the portfolio of Additional Assigned Mortgage Loans, their Related Security, Accrued Interest and other amounts derived from such Additional Assigned Mortgage Loans that the Seller sold and assigned to the Mortgages Trustee on 26 January 2004;

"Additional Assigned Trust Property" means the Additional Assigned Mortgage Portfolio sold and assigned to the Mortgage Trustee by the Seller on 26 January 2004, including the Additional Assigned Mortgage Loans and their Related Security, the rights under the MIG Policies and the other Insurance Policies arranged by the Seller;

"Agent Bank" means, in relation to the Current Issuer, Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor Agent Bank at its Specified Office;

"Agents" means, in relation to the Current Issuer, the Principal Paying Agent, the US Paying Agent, the Registrar and the Transfer Agent, initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement, or, if applicable, any successor agents;

"Appointee" has the meaning specified in the Current Issuer Trust Deed;

"Auditors" or "auditors" means PricewaterhouseCoopers of 89 Sandyford Road, Newcastle upon Tyne NE99 1PL or such other internationally recognised independent firm of auditors selected from time to time by (in the case of the Mortgages Trustee) the Mortgages Trustee or (in the case of


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Funding) Funding or (in the case of the Current Issuer) the Current Issuer and appointed by the Mortgages Trustee, Funding or, as the case may be, the Current Issuer;

"Authorised Denominations" means, in relation to the Current Issuer Notes, denominations of, in the case of any class of the Dollar Notes $1,000 and $10,000, in the case of any class of the Sterling Notes, (GBP)1,000 and
(GBP)10,000, in the case of any class of the Euro Notes, (euro)500,000 and in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders;

"Authorised Dollar Holding" means $1,000 (which shall be the minimum allowable holding with respect to each Dollar Note) and integral multiples of in excess thereof;

"Authorised Euro Holding" means (euro)500,000 (which shall be the minimum allowable holding with respect to each Euro Note) and integral multiples of in excess thereof;

"Authorised Signatory" means in relation to:

(a) the Current Issuer, any authorised signatory referred to in the Issuer Account Mandates relating to that Issuer;

(b) the Mortgages Trustee, any authorised signatory referred to in the Mortgages Trustee Account Mandates; and

(c)   Funding, any authorised signatory referred to in the Funding Account
      Mandates;

"Authorised Sterling Holding" means (GBP)1,000 (which shall be the minimum allowable holding with respect to each Sterling Note) and integral multiples in excess thereof;

"Average Fixed Rate Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Average Flexible Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Average Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Average Variable Rate Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Basic Terms Modification" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"Basis Rate Swap" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap and for any other Issuer, the swap transaction documented under the Basis Rate Swap Agreement for such Issuer;

"Basis Rate Swap Agreement" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap Agreement and for any other Issuer, the ISDA Master Agreement, Schedule, Confirmation and any Credit Support Annex or other credit support documents thereto entered into among such Issuer, the related Basis Rate Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;


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"Basis Rate Swap Provider" means in relation to the Current Issuer, the
Current Issuer Basis Rate Swap Provider and for any other Issuer the basis rate swap provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Basis Rate Swap Provider Default" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Basis Rate Swap Agreement) or a Downgrade Termination Event under the Current Issuer Basis Rate Swap Agreement where the Current Issuer Basis Rate Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Basis Rate Swap Agreement);

"Block Voting Instruction" has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"Blocked Note" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Business Day" means, in relation to the Current Issuer Notes and the Current Issuer Intercompany Loan, a day that is a London Business Day, a New York Business Day and a TARGET Business Day;

"Calculation Agent" in relation to any Current Issuer Swap Agreement has the meaning given to it under such Current Issuer Swap Agreement;

"certification  date" has the meaning  specified in the Current Issuer Trust
Deed;

"Chairman"  has the  meaning  set out in  Schedule 4 to the  Current  Issuer
Trust Deed;

"Class A Enforcement Notice" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class A Notes to be due and repayable pursuant to Condition 9(A) of the Current Issuer Notes;

"Class A Noteholders" means the Series 1 Class A Noteholders, the Series 2 Class A Noteholders and the Series 3 Class A Noteholders;

"Class A Notes" means, in relation to the Current Issuer, the Series 1 Class A1 Notes, the Series 1 Class A2 Notes, the Series 2 Class A1 Notes, the Series 2 Class A2 Notes and the Series 3 Class A Notes or any of them as the context may require and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class A Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class A Notes;

"Class B Enforcement Notice" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class B Notes to be due and repayable pursuant to Condition 9(B) of the Current Issuer Notes;

"Class B Noteholders" means the Series 1 Class B Noteholders, the Series 2 Class B Noteholders and the Series 3 Class B Noteholders;

"Class B Notes" means, in relation to the Current Issuer, the Series 1 Class B Notes, the Series 2 Class B Notes and the Series 3 Class B Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class B Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class B Notes;


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"Class M Enforcement Notice" means, a notice issued by the Note Trustee to the
Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class M Notes to be due and repayable pursuant to Condition 9(C) of the Current Issuer Notes;

"Class M Noteholders" means the Series 1 Class M Noteholders, the Series 2 Class M Noteholders and the Series 3 Class M Noteholders;

"Class M Notes" means, in relation to the Current Issuer, the Series 1 Class M Notes, the Series 2 Class M Notes and the Series 3 Class M Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class M Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class M Notes;

"Class C Enforcement Notice" means, a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class C Notes to be due and repayable pursuant to Condition 9(D) of the Current Issuer Notes;

"Class C Noteholders" means the Series 1 Class C Noteholders, the Series 2 Class C Noteholders and the Series 3 Class C Noteholders;

"Class C Notes" means, in relation to the Current Issuer, the Series 1 Class C Notes, the Series 2 Class C Notes and the Series 3 Class C Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class C Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class C Notes;

"Clearing System" means any of DTC (with respect to the Dollar Notes) and Euroclear and Clearstream, Luxembourg (with respect to the Euro Notes and the Sterling Notes), and any other or additional organisation of a similar nature as may be approved in writing by the Note Trustee;

"Closing Date" means 28 January 2004;

"Common  Depositary"  means  Citibank,   N.A.  in  its  capacity  as  common
depositary for Euroclear or Clearstream, Luxembourg in respect of the Sterling Global Note Certificates and the Euro Global Note Certificates;

"Conditions" or "Terms and Conditions" means, in relation to any Current Issuer Notes, the terms and conditions to be endorsed on such Current Issuer Notes in the form or substantially in the form scheduled to the Current Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"Contractual Currency" has the meaning specified in Clause 13 of the Current Issuer Trust Deed;

"Current Issuer" means Granite Mortgages 04-1 plc, a company incorporated with limited liability under the laws of England and Wales, registered number 4959572;

"Current Issuer Account Bank" means the bank at which the Current Issuer Bank Accounts are maintained from time to time, being Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA, or any


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other Authorised Entity appointed by the Current Issuer in accordance with the
Current Issuer Transaction Documents;

"Current Issuer Available Principal Receipts" means:

(1) prior to enforcement of the Current Issuer Security, in respect of any Payment Date, the sum calculated by the Current Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to:

      (a) all principal amounts repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan during the period from (but excluding) the immediately preceding Payment Date to (and including) such Payment Date;

      (b) all Current Issuer Available Revenue Receipts which are to be used on that Payment Date to credit the Current Issuer Principal Deficiency Sub Ledger for any Class of Notes issued by the Current Issuer; and

      (c) if such Payment Date is the Final Maturity Date for the Series 1 Class A1 Notes, amounts standing to the credit of the Current Issuer Liquidity Reserve Ledger, or to be applied to fund the Current Issuer Liquidity Reserve Fund on such Payment Date, up to the amount necessary to pay all principal due on the Series 1 Class A1 Notes on such Payment Date after application of the amounts set forth above, less

      (c) the aggregate of all principal amounts (if any) repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan on the relevant Payment Date which are to be applied on the relevant Payment Date to pay items (A) through (E), (G), (I) or
            (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments; and

(2) following enforcement of the Current Issuer Security, in respect of any Payment Date, the sum calculated by or on behalf of the Note Trustee on the Distribution Date immediately preceding such Payment Date as the amount to be repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan during the relevant Interest Period and/or the sum otherwise recovered by the Note Trustee (or the Receiver appointed on its behalf) representing the Principal Amount Outstanding of the Notes;

"Current Issuer Available Revenue Receipts" means, in respect of any Payment Date, the sum calculated by the Current Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on the relevant Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;


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(3)   interest payable on the Current Issuer Bank Accounts and any income from
      Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before the relevant Payment Date; and

(4) (only to the extent required after making the relevant calculations set out in the Current Issuer Cash Management Agreement), the aggregate of all principal amounts (if any) repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan amount of Current Issuer Principal Receipts (if any) on the relevant Payment Date which are to be applied to pay items (A) through (E), (G), (I) and/or (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"Current Issuer Bank Account Agreement" means the bank account agreement dated on or about the Closing Date between the Current Issuer, the Seller, the Current Issuer Cash Manager, the Current Issuer Account Bank and the Note Trustee;

"Current Issuer Bank Accounts" means the Current Issuer Transaction Accounts and also includes any additional or replacement bank account opened in the name of the Current Issuer from time to time with the prior written consent of the Note Trustee and the Rating Agencies;

"Current Issuer Basis Rate Swap" means the swap transaction documented under the Current Issuer Basis Rate Swap Agreement;

"Current Issuer Basis Rate Swap Agreement" means the ISDA Master Agreement, Schedule and Confirmation thereto each entered into on or about the Closing Date and any Credit Support Annex or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Basis Rate Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"Current Issuer Basis Rate Swap Provider" means Northern Rock and/or, as applicable, any other basis rate swap provider appointed from time to time by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"Current Issuer Cash Management Agreement" means the cash management agreement entered into on or about the Closing Date between the Current Issuer Cash Manager, the Current Issuer and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"Current Issuer Cash Management Services" means the services to be provided to the Current Issuer and the Note Trustee by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement;

"Current Issuer Cash Manager" means Northern Rock acting pursuant to the Current Issuer Cash Management Agreement as agent for the Current Issuer and the Note Trustee in managing all cash transactions and maintaining certain ledgers on behalf of the Current Issuer;

"Current Issuer Cash Manager Termination Event" means any of the events specified in paragraphs (a) through (c) of Clause 12.1 of the Current Issuer Cash Management Agreement;


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"Current Issuer Charged Property" means the property, assets and undertakings of the Current Issuer which from time to time are or are expressed to be mortgaged, charged, assigned, pledged or otherwise encumbered to, or in favour of, the Note Trustee for itself and for the Current Issuer Secured Creditors under the Current Issuer Deed of Charge or any other Current Issuer Transaction Document;

"Current Issuer Conditions" or "Current Issuer Terms and Conditions" means the terms and conditions to be endorsed on the Current Issuer Notes, substantially in the form set out in Schedule 3 to the Current Issuer Trust Deed, as any of the same may be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"Current Issuer Corporate Services Agreement" means the corporate services agreement entered into on or before the Closing Date between, inter alia, the Current Issuer Corporate Services Provider, Holdings, the Current Issuer Post Enforcement Call Option Holder, the Current Issuer and Northern Rock for the provision by the Current Issuer Corporate Services Provider of certain corporate services with respect to Holdings, the Current Issuer Post Enforcement Call Option Holder and the Current Issuer as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement corporate services agreement entered into by such parties from time to time in accordance with the Current Issuer Transaction Documents;

"Current Issuer Corporate Services Provider" means in relation to any of the Current Issuer, Holdings or the Current Issuer Post Enforcement Call Option Holder, Law Debenture Corporate Services Limited or such other person or persons for the time being acting as corporate services provider under the Current Issuer Corporate Services Agreement;

"Current Issuer Currency Swap Agreements" means the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements;

"Current Issuer Currency Swap Providers" means the Current Issuer Dollar Currency Swap Providers and the Current Issuer Euro Currency Swap Provider;

"Current Issuer Currency Swaps" means the Current Issuer Dollar Currency Swaps and the Current Issuer Euro Currency Swaps;

"Current Issuer Deed of Accession" means the deed of accession entered into on or about the Closing Date between Funding, the Security Trustee, the Current Issuer, the Current Issuer Start-Up Loan Provider and others whereby, among other things, the Current Issuer and the Current Issuer Start-Up Loan Provider accede to the provisions of the Funding Deed of Charge;

"Current Issuer Deed of Charge" means the deed of charge entered into on or about the Closing Date between the Current Issuer, the Note Trustee, the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Principal Paying Agent and the other Agents appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement as may be amended, restated, varied or supplemented from time in accordance with the Current Issuer Transaction Documents;

"Current Issuer Dollar Account" means the account of the Current Issuer (account number 10141615) held with the Current Issuer Account Bank, denominated in U.S. Dollars and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in U.S. Dollars as may for the time being be in place with the prior consent of the Note Trustee;


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"Current Issuer Dollar Currency Swap Agreements" means the ISDA Master
Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Dollar Currency Swap Providers, the Note Trustee and/or any credit support provider, as may be amended, restated varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"Current Issuer Dollar Currency Swap Providers" means together, Swiss Re Financial Products Corporation and Banque AIG (each a "Current Issuer Dollar Currency Swap Provider") each as swap counterparty to the Current Issuer under the Current Issuer Dollar Currency Swap Agreements;

"Current Issuer Dollar Currency Swap Rates" means, in relation to the Current Issuer Notes, the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars pursuant to the applicable Current Issuer Dollar Currency Swap or, if there are no relevant Current Issuer Dollar Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars, on the foreign exchange markets;

"Current Issuer Dollar Currency Swaps" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transactions which enable the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Dollar Notes in Dollars;

"Current Issuer Euro Account" means the account of the Current Issuer (account number 10141623) held with the Current Issuer Account Bank, denominated in Euro and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Euro as may for the time being be in place with the prior consent of the Note Trustee;

"Current Issuer Euro Currency Swap Agreements" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Euro Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"Current Issuer Euro Currency Swap Provider" means Citibank N.A., London Branch as swap counterparty to the Current Issuer under the Current Issuer Euro Currency Swap Agreements;

"Current Issuer Euro Currency Swap Rates" means, in relation to the Current Issuer Notes, the rates at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro pursuant to the applicable Current Issuer Euro Currency Swap or, if there are no relevant Current Issuer Euro Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro, on the foreign exchange markets;

"Current Issuer Euro Currency Swaps" means, in relation to the Current Issuer, the Sterling-Euro currency swap transactions which enable the Current Issuer to receive and pay amounts under the


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Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Euro Notes in Euro;

"Current  Issuer  Event of  Default"  means a Current  Issuer  Note Event of
Default;

"Current Issuer Income Deficit" means the amount of the shortfall between Current Issuer Available Revenue Receipts and the amounts required to pay items (A) through (E) (inclusive), (G), (I) and (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"Current Issuer Intercompany Loan" means the loan made by the Current Issuer to Funding on or about the Closing Date pursuant to the Current Issuer Intercompany Loan Agreement;

"Current Issuer Intercompany Loan Agreement" means together the Current Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions;

"Current Issuer Intercompany Loan Confirmation" means the loan confirmation in respect of the Current Issuer Intercompany Loan Agreement entered into on or about the Closing Date and made between Funding, the Current Issuer, the Security Trustee and the Current Issuer Agent Bank;

"Current Issuer Intercompany Loan Event of Default" means the occurrence of an Intercompany Loan Event of Default as specified in the Current Issuer Intercompany Loan Agreement;

"Current Issuer Jersey Enforcement Notice" has the meaning given to it in Clause 7.2 of the Current Issuer Deed of Charge;

"Current Issuer Jersey Secured Property" means, at any time, the Current Issuer Charged Property which is situated in Jersey at such time;

"Current Issuer Ledgers" means the Current Issuer Revenue Ledger, the Current Issuer Principal Ledger, the Current Issuer Reserve Fund Ledger, the Current Issuer Liquidity Reserve Ledger, the Current Issuer Principal Deficiency Ledger and the Swap Collateral Ledger and any other ledger required to be maintained pursuant to the Current Issuer Cash Management Agreement;

"Current Issuer Liquidity Reserve Fund" means the liquidity reserve fund in Funding's name which Funding will be required to establish pursuant to the Current Issuer Intercompany Loan Agreement if the long term, unsecured, unsubordinated and unguaranteed debt obligations of the Seller cease to be rated at least A3 by Moody's or A- by Fitch (unless Moody's or Fitch, as applicable, confirms that the then-current ratings of the Notes will not be adversely affected). The Current Issuer Liquidity Reserve Fund, if any, will be funded to the relevant Current Issuer Liquidity Reserve Required Amount;

"Current Issuer Liquidity Reserve Ledger" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Liquidity Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Liquidity Reserve Fund;

"Current Issuer Liquidity Reserve Required Amount" means an amount as of any Payment Date equal to the excess, if any, of 3% of the aggregate outstanding balance of the Notes on that Payment Date over amounts standing to the credit of the Current Issuer Reserve Fund on that Payment Date;

"Current Issuer Master Definitions Schedule" means this master definitions schedule relating to the Current Issuer and the Current Issuer Transaction Documents signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on or about the Closing Date, as the same may be amended, restated and supplemented from time to time;


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"Current Issuer New Funding Secured Creditors" means the Current Issuer
Start-Up Loan Provider and the Current Issuer;

"Current Issuer Note Determination Date" means the Distribution Date immediately preceding each Payment Date;

"Current Issuer Note Enforcement Notice" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee declaring any of the Current Issuer Notes to be due and repayable pursuant to Condition 9 of the Current Issuer Notes;

"Current Issuer Note Event of Default" means the occurrence of an event of default by the Current Issuer as specified in Condition 9 of the Current Issuer Notes;

"Current Issuer Notes" means the US Notes and Reg S Notes issued by the Current Issuer or any of them as the context may require;

"Current Issuer Paying Agent and Agent Bank Agreement" means the paying agent and agent bank agreement to be entered into on or about the Closing Date between, inter alios, the Current Issuer, the Note Trustee, the Principal Paying Agent, the US Paying Agent and the other Agents and any other agreement for the time being in force appointing successor agents and shall include any additional and/or replacement paying agent and agent bank agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"Current Issuer Post-Enforcement Call Option Agreement" means the post-enforcement call option agreement to be entered into on or about the Closing Date between the Current Issuer, the Current Issuer Post-Enforcement Call Option Holder and the Note Trustee;

"Current Issuer Post-Enforcement Call Option Holder" means GPCH Limited, a company incorporated with limited liability under the laws of England and Wales, registered number 4128437, or such other person or persons for the time being acting as post-enforcement call option holder under the Current Issuer Post-Enforcement Call Option Agreement;

"Current Issuer Post-Enforcement Priority of Payments" means the order of priority of payments in which Current Issuer Available Revenue Receipts, Current Issuer Available Principal Receipts and all other monies and proceeds received or recovered by or on behalf of the Current Issuer or the Note Trustee or any Receiver will be applied following enforcement of the Current Issuer Security and as set out in Schedule 2 to the Current Issuer Deed of Charge (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Current Issuer Post-Liquidity Payments" means the payments set out in items
(H) through (M) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Post-Reserve Payments" means the payments set out in item (N) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Post-Start-up Payments" means the payments set out in items
(O) and (P) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Potential Note Event of Default" means any condition, event or act which with the lapse of time and/or the giving of any notice and/or determination of materiality and/or fulfilment of any similar condition would constitute a Current Issuer Note Event of Default;

"Current Issuer Pre-Enforcement Principal Priority of Payments" means the order of priority of payments in which the Current Issuer Available Principal Receipts will be applied until enforcement of the Current Issuer Security as set out in Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Current Issuer Pre-Enforcement Priority of Payments" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments or the Current Issuer Pre-Enforcement Principal Priority of Payments;

"Current Issuer Pre-Enforcement Revenue Priority of Payments" means the order of priority of payments in which the Current Issuer Available Revenue Receipts will be applied until enforcement of the Current Issuer Security as set out in
Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Current Issuer Pre-Liquidity Payments" means the payments set out in items
(A) through (G) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Pre-Reserve Payments".  Not applicable to this transaction;

"Current Issuer Principal Deficiency Ledger" means the ledger maintained by the Current Issuer Cash Manager in the name of the Current Issuer which will be established on the Closing Date and will be sub-divided into sub ledgers corresponding to the Class A Notes, the Class B Notes, the Class M Notes and the Class C Notes in order to record Losses on Mortgage Loans allocated to the Current Issuer Intercompany Loan which are to be applied to such Current Issuer Notes, the application of Current Issuer Available Principal Receipts in paying interest on such Current Issuer Notes and certain amounts ranking in priority thereto in accordance with the Current Issuer Pre-Enforcement Revenue Priority of Payments and the application by Funding of Issuer Allocable Principal Receipts of the Current Issuer to fund or replenish the Current Issuer Liquidity Reserve Fund (if any);

"Current Issuer Principal Deficiency Sub Ledger" means any of the Class A Principal Deficiency Sub Ledger, the Class B Principal Deficiency Sub Ledger, the Class M Principal Deficiency Sub Ledger, or the Class C
Principal Deficiency Sub Ledger;

"Current Issuer Principal Ledger" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Principal Receipts standing to the credit of each of the Current Issuer Transaction Accounts from time to time;

"Current Issuer Principal Payments" means the payments set forth in items (A) through (G) under the Current Issuer Pre-Enforcement Principal Priority of Payments (or the relevant payments set forth in the equivalent items in such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Principal Receipts" means on any Payment Date principal amounts repaid by Funding in respect of the Current Issuer Intercompany Loan on such Payment Date;

"Current Issuer Priority of Payments" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments, the Current Issuer Pre-Enforcement Principal Priority of Payments or the Current Issuer Post-Enforcement Priority of Payments;

"Current Issuer Reserve Fund" means the reserve fund established in the name of Funding in respect of the Current Issuer as required under the terms of the Current Issuer Intercompany Loan on the Closing Date in an amount up to the Current Issuer Reserve Required Amount;

"Current Issuer Reserve Fund Ledger" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Reserve Fund;

"Current Issuer Reserve Required Amount" means an amount equal to
(GBP)60,000,000;

"Current Issuer Reserve Requirement" means the Current Issuer Reserve Requirement as the same relates to the Current Issuer and the Current Issuer Reserve Fund;

"Current Issuer Revenue Ledger" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Revenue Receipts standing to the credit of the Current Issuer Transaction Accounts from time to time;

"Current Issuer Revenue Receipts" means for the Current Issuer in respect of any Payment Date an amount equal to the sum of:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on such Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

(3) interest received on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before such Payment Date,

(in each case for the avoidance of doubt not including amounts received in respect of principal);

"Current Issuer Secured Creditors" means the Note Trustee (and any Receiver appointed pursuant to the Current Issuer Deed of Charge), the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Paying Agents, the Agent Bank, the Registrar, the Transfer
Agent and the Noteholders;

"Current Issuer Secured Obligations" means any and all of the monies, obligations and liabilities which the Current Issuer covenants to pay or discharge under or pursuant to Clause 2 of the Current Issuer Deed of Charge and all other amounts owed by it to the Current Issuer Secured Creditors under and pursuant to the Current Issuer Transaction Documents;

"Current Issuer Security" means the security granted by the Current Issuer under or pursuant to the Current Issuer Deed of Charge in favour of the Note Trustee for the benefit of the Current Issuer Secured Creditors;

"Current Issuer Start-up Loan" means the start-up loan that the Current Issuer Start-up Loan Provider shall make available to Funding pursuant to the Current Issuer Start-up Loan Agreement;

"Current Issuer Start-up Loan Agreement" means the agreement entered into on or about the Closing Date between Funding, the Current Issuer Start-up Loan Provider and the Security Trustee relating to the provision of the Current Issuer Start-up Loan to Funding as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement start-up loan agreement entered into by such parties in accordance with the Current Issuer Transaction Documents;

"Current Issuer Start-up Loan Provider" means Northern Rock, in its capacity as provider of the Current Issuer Start-up Loan and/or such other person or persons for the time being the lender under the Current Issuer Start-up Loan Agreement;

"Current Issuer Sterling Account" means the account of the Current Issuer (sort code 18-50-08, account number 10141631) held with the Current Issuer Account Bank, denominated in Sterling and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Sterling as may for the time being be in place with the prior consent of the Note Trustee;

"Current Issuer Subscription Agreement" means with respect to the Current Issuer Notes, the subscription agreement relating to the sale of the Reg S Notes, dated on or about 23 January, 2004 between the Current Issuer, Funding, the Mortgages Trustee and the Managers;

"Current Issuer Swap Agreements" means the Current Issuer Basis Rate Swap Agreement, the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements and "Current Issuer Swap Agreement" means any one of them;

"Current Issuer Swap Providers" means the Current Issuer Basis Rate Swap Provider, the Current Issuer Dollar Currency Swap Providers and the Current Issuer Euro Currency Swap Provider and "Current Issuer Swap Provider" means any one of them;

"Current Issuer Transaction Accounts" means the day to day bank accounts of the Current Issuer, held with the Current Issuer Account Bank and comprising the Current Issuer Euro Account, the Current Issuer Sterling Account and the Current Issuer Dollar Account as at the Closing Date, or any other account of the Current Issuer that may be opened, with the prior approval of the Note Trustee, after the Closing Date, and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge;

"Current Issuer Transaction Document" means any of the following documents:

(a)   the Current Issuer Subscription Agreement;

(b)   the Current Issuer Underwriting Agreement;

(c)   the Current Issuer Intercompany Loan Agreement;

(d)   the Current Issuer Deed of Charge;

(e)   the Current Issuer Deed of Accession;

(f)   the Current Issuer Basis Rate Swap Agreement;

(g)   the Current Issuer Dollar Currency Swap Agreements;

(h)   the Current Issuer Euro Currency Swap Agreements;

(i)   the Current Issuer Trust Deed;

(j)   the Current Issuer Paying Agent and Agent Bank Agreement;

(k)   the Current Issuer Cash Management Agreement;

(l)   the Current Issuer Post-Enforcement Call Option Agreement;

(m)   the Current Issuer Bank Account Agreement;

(n)   the Current Issuer Notes;

(o)   the Current Issuer Corporate Services Agreement;

(p)   the Current Issuer Start-up Loan Agreement;

(q)   any Swap Collateral Ancillary Document; and

(r) each other document entered into or to be entered into by the Current Issuer pursuant to or in connection with any of the above documents (including any agreement entered into by the Current Issuer as a replacement of any of the above agreements upon the termination thereof);

"Current Issuer Trust Deed" means the trust deed entered into on or about the Closing Date between the Current Issuer and the Note Trustee constituting the Current Issuer Notes;

"Current Issuer Underwriting Agreement" means in relation to the Current Issuer Notes, the underwriting agreement relating to the sale of the US Notes, dated on or about 23 January, 2004, among the Current Issuer, Funding, the Mortgages Trustee and the Underwriters;

"Cut-Off Date" means 30 November, 2003;

"Deferred Interest" in relation to the Current Issuer Notes has the meaning given to it under Condition 4 of the Current Issuer Notes;

"Designated Subsidiary" means a designated subsidiary of the Current Issuer Post-Enforcement Call Option Holder, to be designated by notice from the Current Issuer Post-Enforcement Call Option Holder to the Note Trustee at the discretion of the Current Issuer Post-Enforcement Call Option Holder;

"Determination Date" means the first Business Day of any calendar month which includes a Payment Date;

"Determination Period" means the period from (and including) the Closing Date to (but excluding) the first Determination Date and thereafter from (and including) one Determination Date to (but excluding) the next Determination Date;

"Distribution Compliance Period" means, in relation to the Current Issuer Notes, 40 days after the later of the commencement of the offering of the Current Issuer Notes and the Closing Date;

"Dollar Currency Swap Agreements" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations and any Credit Support Annexes or other credit support documents thereto entered into among such Issuer, the related Dollar Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement dollar currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Dollar Currency Swap Provider" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Providers and for any other Issuer, the Dollar Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Dollar Currency Swap Provider Default" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Dollar Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Dollar Currency Swap Agreements where a Current Issuer Dollar Currency Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Dollar Currency Swap Agreements);

"Dollar Currency Swap Rates" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Rates;

"Dollar Currency Swaps" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Dollar Currency Swap Agreements for such Issuer;

"Dollar Global Note Certificates" means the Global Note Certificates issued in respect of the Dollar Notes and the "Dollar Global Note Certificate" means any one of them;

"Dollar Interest Determination Date" means two London Business Days before the first day of the Interest Period for which the rate will apply;

"Dollar Notes" means, in relation to the Current Issuer, the Series 1 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in U.S. Dollars;

"Downgrade Termination Event" in relation to the Current Issuer Basis Rate Swap Provider, has the meaning given to it in the Current Issuer Basis Rate Swap Agreement and in relation to any Current Issuer Currency Swap Provider, has the meaning given to it in the relevant Current Issuer Currency Swap Agreement;

"Drawdown Date" means, in respect of the Current Issuer Intercompany Loan, the Closing Date and, in respect of an Intercompany Loan made by any other Issuer, the date on which the relevant Intercompany Loan was made to Funding by such Issuer;

"DTC Custodian" means Citibank, N.A. in its capacity as custodian for DTC in respect of the Dollar Global Note Certificates;

"Euro Currency Swap Agreements" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations, and any Credit Support Annexes or other credit support documents thereto entered into among such Issuer, the related Euro Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement euro currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Euro Currency Swap Provider" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Provider and for any other Issuer, the Euro Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Euro Currency Swap Provider Default" means the occurrence of an Event of Default (as defined in the Current Issuer Euro Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Euro Currency Swap Agreements where the Current Issuer Euro Currency Swap Provider is the Defaulting Party or Affected Party (as defined in the Current Issuer Euro Currency Swap Agreements);

"Euro Currency Swap Rate" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Rate;

"Euro Currency Swaps" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Euro Currency Swap Agreements for such Issuer;

"Euro Global Note Certificates" means the Global Note Certificates issued in respect of the Euro Notes and the "Euro Global Note Certificate" means any one of them;

"Euro Interest Determination Date" means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

"Euro Notes" means in relation to the Current Issuer, the Series 2 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Euro;

"Event of Default" means, as the context requires, any of the following:

(a) in relation to the Current Issuer Notes, a Current Issuer Note Event of Default;

(b) in relation to Previous Issuer Notes issued by a Previous Issuer, a Note Event of Default pursuant to the Terms and Conditions of such Previous Issuer Notes;

(c) in relation to the New Notes issued by any New Issuer, a Note Event of Default pursuant to the Terms and Conditions of such New Notes;

(d) in relation to the Current Issuer Intercompany Loan Agreement, a Current Issuer Intercompany Loan Event of Default;

(e) in relation to the Previous Issuer Intercompany Loan Agreements, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of the such Previous Issuer;

(f) in relation to any New Intercompany Loan Agreement, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of such New Issuer;

"Exchange Date" has the meaning specified in each form of Global Note Certificate attached as Schedule 1 to the Current Issuer Trust Deed;

"Extraordinary Resolution" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"Final Maturity Date" means:

(a) in respect of the Series 1 Class A1 Notes; the Payment Date falling in December 2004;

(b) in respect of the Series 1 Class A2 Notes, the Payment Date falling in March 2025; and

(c) and in respect of any other Current Issuer Notes, the Payment Date falling in March 2044;

"Final Repayment Date" means, in respect of the Current Issuer Intercompany Loan, the Payment Date falling in March 2044 and in relation to any other Intercompany Loan the date specified under the relevant Issuer Transaction Documents;

"Financial Year" means, in relation to the Current Issuer, Holdings, the Mortgages Trustee, Funding and the Current Issuer Post Enforcement Call Option Holder, each twelve month period ending on the last day of the calendar year;

"Fixed Rate Ratio" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Fixed Rate Spread" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Flexible Ratio" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Flexible Spread" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Flexible Swap Rate" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Form of Proxy" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Funding (Current Issuer) Bank Account Agreement" means the agreement entered into on the Closing Date among the Account Bank, Funding and others which governs the operation of the Funding (Current Issuer) GIC Account;

"Funding (Current Issuer) Guaranteed Investment Contract" means the guaranteed investment contract entered into with respect to the Current Issuer among Funding, the Funding GIC Provider and others, as amended from time to time, under which the Funding GIC Provider agrees to pay Funding a guaranteed rate of interest on the balance from time to time of the Funding (Current Issuer) GIC Account;

"Funding (Current Issuer) GIC Account" means the account in the name of Funding into which are deposited amounts in respect of the related Current Issuer Reserve Fund and the Current Issuer Liquidity Reserve Fund, if any, established for the benefit of the Current Issuer, which account is held at the Account Bank and maintained subject to the terms of the related Funding (Current Issuer) Guaranteed Investment Contract, the related Funding (Current Issuer) Bank Account Agreement and the Funding Deed of Charge, or any additional or replacement account as may for the time being be in place with the prior consent of the Security Trustee;

"Global Note Certificates" means the note certificates in global form issued in respect of the Current Issuer Notes, initially in the form of the US Global Note Certificates and the Reg S Global Note Certificates or any of them and "Global Note Certificate" means any one of them;

"Holder" or "holder" means, in relation to the Current Issuer Notes, the person in whose name a Current Issuer Note, for the time being is registered in the Register (or in the case of joint holders, the first named thereof);

"Individual Note Certificates" means the note certificates representing the Current Issuer Notes in definitive form;

"Initial Relevant Screen Rate" has the meaning specified in Condition 4(C) of the Current Issuer Notes;

"Insolvency Event" in respect of the Seller, the Administrator, the Cash Manager or the Current Issuer Cash Manager (each, for the purposes of this definition, a "Relevant Entity") means:

(a) an order is made or an effective resolution passed for the winding up of the Relevant Entity (except, in any such case, a winding-up or dissolution for the purpose of a reconstruction or amalgamation the terms of which have been previously approved by the Security Trustee);

(b) the Relevant Entity ceases or threatens to cease to carry on its business or stops payment or threatens to stop payment of its debts or is deemed unable to pay its debts within the meaning of section 123(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amounts of its liabilities (taking into account, for both these purposes, contingent and prospective liabilities) or otherwise becomes insolvent;

(c) proceedings are initiated against the Relevant Entity under any applicable liquidation, administration, reorganisation (other than a reorganisation where the Relevant Entity is solvent) or other similar laws, save where such proceedings are being contested in good faith; or an administrative or other receiver, administrator or other similar official is appointed in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or a distress, execution or diligence or other process is enforced upon the whole or any substantial part of the undertaking or assets of the Relevant Entity and in any of the foregoing cases it is not discharged within 30 London Business Days; or if the Relevant Entity initiates or consents to judicial proceedings relating to itself under any applicable liquidation, administration, insolvency, reorganisation or other similar laws or makes a conveyance or assignment for the benefit of its creditors generally;

and in respect of the Current Issuer and Funding (for the purposes of this definition, a "Relevant Entity"), means:

(a) except for the purposes of an amalgamation or restructuring as described in sub-clause (b) below, the Relevant Entity ceases or threatens to cease to carry on all or a substantial part of its business or the Relevant Entity is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts within the meaning of section 123(2) of the Insolvency Act 1986 (as amended, modified or re-enacted); or

(b) an order is made or an effective resolution is passed for the winding up of the Relevant Entity (except for the purposes of or pursuant to an amalgamation, restructuring or merger previously approved by the Note Trustee or the Security Trustee, as the case may be (or as approved in writing by an Extraordinary Resolution (as defined in the Current Issuer Trust Deed) of the Class A Noteholders); or

(c) proceedings are otherwise initiated against the Relevant Entity under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, presentation of a petition for an administration order) and (except in the case of presentation of a petition for an administration order) such proceedings are not, in the opinion of the Note Trustee or the Security Trustee (as the case may be), being disputed in good faith with a reasonable prospect of success; or an administration order being granted or an administrative receiver or other receiver, liquidator or other similar official being appointed in relation to the Relevant Entity or in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Relevant Entity, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Relevant Entity and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days; or the Relevant Entity initiating or consenting to judicial proceedings relating to itself under applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally;

"Interest Amounts" has the meaning given to it under Condition 4(D) of the Current Issuer Notes;

"Interest Determination Date" means, in relation to the Current Issuer Notes:

(a) in respect of the US Notes, the date which is two London Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

(b) in respect of the Sterling Notes, in respect of the first Interest Period, the Closing Date, and in respect of subsequent Interest Periods, the first day of the Interest Period for which the relevant interest rate will apply; and

(c) in respect of the Euro Notes, the date which is two TARGET Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

"Interest Payment Date" means:

(a) in relation to the Series 1 Class A1 Notes, the 20th day of each consecutive month in each year commencing on the Interest Payment Date falling in February 2004 up to and including the earliest of:

      (i) the Interest Payment Date in December 2004;

      (ii) the occurrence of a Trigger Event; or

      (iii) enforcement of the Issuer Security,

      and thereafter the 20th day of March, June, September or December in each year (or, in each case, if such day is not a Business Day, the next succeeding Business Day); and

(b) in relation to the Current Issuer Notes (other than the Series 1 Class A1 Notes), the 20th day of January, April, July and October in each year;

"Interest Period" means:

(a) in relation to each of the Current Issuer Notes, (i) with respect to the first Interest Payment Date, the period from (and including) the Closing Date to (but excluding) such Interest Payment Date, and (ii) thereafter, the period from (and including) the immediately preceding Interest Payment Date for such Current Issuer Note to (but excluding) the next following Interest Payment Date for such Current Issuer Note; and

(b) in relation to the Current Issuer Start-up Loan, the period from (and including) the immediately preceding Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date.

"Issuer Amount" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Jersey Secured Property" means, as the context requires, the Current Issuer Jersey Secured Property or the Funding Jersey Secured Property;

"Jersey Security Interest" means a Security Interest created in accordance with Jersey law pursuant to any relevant Transaction Document;

"Junior Noteholders" means the holders for the time being of the Class C
Notes;

"Junior Notes" means, in relation to the Current Issuer, the Class C Notes;

"Lead Managers" means, in relation to the Current Issuer Notes (1) in respect of the US Notes, Barclays Capital Inc., Citigroup Global Markets Limited and J.P. Morgan Securities Inc. and (2) in respect of the Reg S Notes, Barclays Bank PLC, Citigroup Global Markets Limited and J.P. Morgan Securities Ltd.;

"Managers" means, in relation to the Reg S Notes issued by the Current Issuer, Barclays Bank PLC, Citigroup Global Markets Limited, J.P. Morgan Securities Ltd., ING Belgium SA/NV, Credit Suisse First Boston (Europe) Limited, Deutsche Bank AG London and UBS Limited;

"Master Definitions Schedule" means the master definitions schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on or about 26 March 2001, as has been and may be amended, restated, varied or supplemented from time to time, which is a schedule of the definitions used in the Transaction Documents;

"Mezzanine Noteholders" means the holders for the time being of the Class B
Notes;

"Mezzanine Notes" means, in relation to the Current Issuer, the Class B Notes;

"Money Market Notes" means, in relation to the Current Issuer, the Series 1 Class A1 Notes;

"Note Certificates" means any Global Note Certificates or Individual Note Certificates;

"Note Determination Date" means, in relation to the Current Issuer Notes, the Current Issuer Note Determination Date, in relation to Notes issued by any other Issuer, the Distribution Date immediately preceding the relevant Payment Date;

"Note Enforcement Notice" means, in relation to the Current Issuer, the Current Issuer Note Enforcement Notice and in relation to any other Issuer, a notice issued by the Note Trustee to such Issuer and the Security Trustee on the occurrence of a Note Event of Default, declaring the Notes issued by that Issuer or any class of such Notes to be due and repayable pursuant to the Conditions of such Notes;

"Note Event of Default" means, in relation to the Current Issuer, a Current Issuer Note Event of Default and, in relation to any other Issuer, the occurrence of an event of default by such Issuer as specified in the relevant Conditions of the Notes issued by such Issuer;

"Noteholders" means, in relation to the Current Issuer Notes, the Class A Noteholders, the Class B Noteholders, the Class M Noteholders and the Class C Noteholders or any of them, in relation to Notes issued by any other Issuer, the holders for the time being of such Notes;

"Notes" means, in relation to the Current Issuer, the Current Issuer Notes and, in relation to any other Issuer, the notes issued by such Issuer;

"notice" means, in respect of notice being given to the Noteholders, a notice duly given in accordance with, in the case of the Current Issuer Notes, Condition 14 of the Current Issuer Notes and, in the case of Notes issued by any other Issuer, the relevant equivalent Condition of such Notes;

"Offering Circular" means, in relation to the Current Issuer Notes, the offering circular dated 23 January 2004 relating to the issue of the Reg S Notes and, in relation to Notes issued by any other Issuer, the offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Prospectus attached thereto;

"Officers' Certificate" means with respect to any Person, a certificate signed by any director or equivalent officer of such Person. Each such certificate shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions thereof;

"Opinion of Counsel" means an opinion in writing signed by legal counsel who shall be acceptable to the Note Trustee and who may be counsel to the Current Issuer or to an affiliate of the Current Issuer or to such other party as the Note Trustee may from time to time agree. Each such opinion shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions hereof;

"Paying Agent and Agent Bank Agreement" means, in relation to the Current Issuer, the Current Issuer Paying Agent and Agent Bank Agreement, in relation to any other Issuer, the Paying Agent and Agent Bank Agreement with respect to such Issuer as defined in the Issuer Master Definitions Schedule relating to such Issuer;

"Paying Agents" means the Principal Paying Agent and the US Paying Agent initially appointed as paying agents pursuant to the Current Issuer Paying and Agent Bank Agreement or, if applicable, any successor paying agents;

"Payment Date" means, in relation to the Current Issuer Notes, the 20th day of March, June, September and December of each year, beginning in March 2004 or, in each case, if such day is not a Business Day, the next succeeding Business Day;

"Pool Factor" has the meaning specified in Condition 5(C) of the Current Issuer Notes;

"Potential Current Issuer Event of Default" has the same meaning as "Potential Note Event of Default";

"Preliminary Offering Circular" means, in relation to the Current Issuer Notes, the preliminary offering circular dated 7 January 2004 relating to the Reg S Notes and, in relation to Notes issued by any other Issuer, the preliminary offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Preliminary Prospectus attached thereto;

"Preliminary Prospectus" means, in relation to the Current Issuer Notes, the preliminary prospectus dated 7 January 2004 relating to the US Notes and, in relation to Notes issued by any other Issuer, the preliminary prospectus relating to the US Notes issued by such Issuer;

"Principal Amount Outstanding" in relation to the Current Issuer Notes, has the meaning set out in Condition 5(C) of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"Principal Paying Agent" means in relation to the Current Issuer Notes, Citibank, N.A., whose principal office is 5 Carmelite Street, London EC4Y 0PA, in its capacity as principal paying agent at its specified office initially appointed as a principal paying agent pursuant to the Current Issuer Principal Paying and Agent Bank Agreement or, if applicable, any successor principal paying agent at its specified office;

"Prospectus" means, in relation to the Current Issuer Notes, the prospectus dated 23 January, 2004 relating to the US Notes and, in relation to Notes issued by any other Issuer, the prospectus relating to the US Notes issued by such Issuer;

"Proxy" has the meaning specified in Schedule 4 to the Current Issuer Trust
Deed;

"Rate of Interest" in relation to the Current Issuer Notes, has the meaning given in Condition 4 of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes; "Rating Agencies" means S&P, Moody's and Fitch, and "Rating Agency" means any of them;

"Reasonable Prudent Mortgage Lender" or "reasonable prudent mortgage lender" means a reasonably prudent prime residential mortgage lender lending to Borrowers in England, Wales and Scotland who generally satisfy the lending criteria of traditional sources of residential mortgage capital;

"Record Date" means the fifteenth day before the due date for any payment on the Notes;

"Reference Banks" means the principal London office of each of Citibank N.A., ABN AMRO Bank N.V., Barclays Bank plc and The Royal Bank of Scotland plc or any bank that replaces such bank;

"Reference Lenders" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Reg S Notes" means, in relation to the Current Issuer, the Series 2 Notes and the Series 3 Notes;

"Register" means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

"Registrar" in respect of the Current Issuer Notes, means Citibank, N.A., acting through its office at 5 Carmelite Street, London EC4Y 0PA appointed initially pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor registrar at its specified office, and procured by the Current Issuer to maintain the Register;

"Registration Statement" means the registration statement on Form S-11 (No. 333-107463) as filed with the SEC;

"Regulation S Legend" has the meaning given to it in Section 16 of Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"Regulations" means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in
Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"Relevant Margin" has the meaning specified in Condition 4 of the Current Issuer Notes;

"Relevant Note" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Relevant Screen Rate" has the meaning specified in Condition 4 of the Current Issuer Notes;

"Representative" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Security Documents" means the Current Issuer Deed of Charge, the Funding Deed of Charge and each Deed of Accession entered into pursuant to the Funding Deed of Charge and any other security document entered into pursuant to any of the foregoing;

"Senior Noteholders" means the holders for the time being of the Class A
Notes;

"Senior Notes" means, in relation to the Current Issuer, the Class A Notes;

"Series 1 Class A1 Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A1 Notes in Dollars;

"Series 1 Class A2 Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A2 Notes in Dollars;

"Series 1 Class A1 Dollar Currency Swap Provider" means Swiss Re Financial Products Corporation;

"Series 1 Class A2 Dollar Currency Swap Provider" means Swiss Re Financial Products Corporation;

"Series 1 Class A1 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class A1 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class A2 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class A2 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class A Global Note Certificates" means the Series 1 Class A1 Global Note Certificate and the Series 1 Class A2 Global Note Certificate and the "Series 1 Class A Global Note Certificate" means any one of them;

"Series 1 Class A Noteholders" means the Series 1 Class A1 Noteholders and the Series 1 Class A2 Noteholders or any of them;

"Series 1 Class A1 Noteholders" means the holders for the time being of the Series 1 Class A1 Notes;

"Series 1 Class A2 Noteholders" means the holders for the time being of the Series 1 Class A2 Notes;

"Series 1 Class A Notes" means the Series 1 Class A1 Notes and the Series 2 Class A2 Notes or any of them;

"Series 1 Class A1 Notes" means the notes comprising the $1,185,000,000 Floating Rate Notes due December 2004 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class A1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class A2 Notes" means the notes comprising the $1,185,000,000 Floating Rate Notes due March 2025 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A2 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class A2 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class B Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class B Notes in Dollars;

"Series 1 Class B Dollar Currency Swap Provider" means Swiss Re Financial Products Corporation;

"Series 1 Class B Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class B Noteholders" means the holders for the time being of the Series 1 Class B Notes;

"Series 1 Class B Notes" means the notes comprising the $52,000,000 Floating Rate Notes due March 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Form of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class M Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class M Notes in Dollars;

"Series 1 Class M Dollar Currency Swap Provider" means Swiss Re Financial Products Corporation;

"Series 1 Class M Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class M Noteholders" means the holders for the time being of the Series 1 Class M Notes;

"Series 1 Class M Notes" means the notes comprising the $72,000,000 Floating Rate Notes due March 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Series 1 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global

Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class C Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class C Notes in Dollars;

"Series 1 Class C Dollar Currency Swap Provider" means Swiss Re Financial Products Corporation;

"Series 1 Class C Global Note Certificate" means the
Global Note Certificate to be issued in respect of the Series 1 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class C Noteholders" means the holders for the time being of the Series 1 Class C Notes;

"Series 1 Class C Notes" means the notes comprising the $108,000,000 Floating Rate Notes due March 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Series 1 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Global Note Certificates" means collectively the Series 1 Class A Global Note Certificates, the Series 1 Class B Global Note Certificate, the Series 1 Class M Global Note Certificate and the Series 1 Class C Global Note Certificate and "Series 1 Global Note Certificate" means any one of them;

"Series 1 Notes" means collectively the Series 1 Class A Notes, the Series 1 Class B Notes, the Series 1 Class M Notes and the Series 1 Class C Notes;

"Series 2 Class A1 Dollar Currency Swap" means in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class A1 Notes in Dollars;

"Series 2 Class A1 Dollar Currency Swap Provider" means Banque AIG;

"Series 2 Class A1 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class A Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class A2 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class A2 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class A Noteholders" means the holders for the time being of the Series 2 Class A Notes;

"Series 2 Class A Notes" means the Series 2 Class A1 Notes and the Series 2 Class A2 Notes;

"Series 2 Class A1 Notes" means the notes comprising the $1,185,000,000 Floating Rate Notes due March 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class A1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class A1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class A2 Notes" means the notes comprising the (euro)900,000,000 Floating Rate Notes due March 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class A Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class A Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class A2 Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class A2 Notes in Euro;

"Series 2 Class A2 Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class B Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class B Notes in Euro;

"Series 2 Class B Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class B Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class B Noteholders" means the holders for the time being of the Series 2 Class B Notes;

"Series 2 Class B Notes" means the notes each comprising the (euro)91,000,000 Floating Rate Notes due March 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class M Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class M Notes in Euro;

"Series 2 Class M Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class M Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class M Noteholders" means the holders for the time being of the Series 2 Class M Notes;

"Series 2 Class M Notes" means the notes each comprising the (euro)45,000,000 Floating Rate Notes due March 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class C Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class C Notes in Euro;

"Series 2 Class C Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class C Global Note Certificate means the Global Note Certificate to be issued in respect of the Series 2 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class C Noteholders" means the holders for the time being of the Series 2 Class C Notes;

"Series 2 Class C Notes" means the notes comprising the (euro)60,000,000 Floating Rate Notes due March 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Global Note Certificates" means collectively the Series 2 Class A Global Note Certificate, the Series 2 Class B Global Note Certificate, the Series 2 Class M Global Note Certificate and the Series 2 Class C Global Note Certificate and "Series 2 Global Note Certificate" means any one of them;

"Series 2 Notes" means collectively the Series 2 Class A Notes, the Series 2 Class B Notes, the Series 2 Class M Notes and the Series 2 Class C Notes;

"Series 3 Class A Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 3 Class A Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer

Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class A Noteholders" means the holders for the time being of the Series 3 Class A Notes;

"Series 3 Class A Notes" means the notes comprising the (GBP)600,000,000 Floating Rate Notes due March 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class A Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class A Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class B Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 3 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class B Noteholders" means the holders for the time being of the Series 3 Class B Notes;

"Series 3 Class B Notes" means the notes comprising the (GBP)23,000,000 Floating Rate Notes due March 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class M Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 3 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class M Noteholders" means the holders for the time being of the Series 3 Class M Notes;

"Series 3 Class M Notes" means the notes comprising the (GBP)10,000,000 Floating Rate Notes due March 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class C Global Note Certificate means the Global Note Certificate to be issued in respect of the Series 3 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class C Noteholders" means the holders for the time being of the Series 3 Class C Notes;

"Series 3 Class C Notes" means the notes comprising the (GBP)20,000,000 Floating Rate Notes due March 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in

Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause
3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Global Note Certificates" means collectively the Series 3 Class A Global Note Certificate, the Series 3 Class B Global Note Certificate, the Series 3 Class M Global Note Certificate and the Series 3 Class C Global Note Certificate and "Series 3 Global Note Certificate" means any one of them;

"Series 3 Notes" means collectively the Series 3 Class A Notes, the Series 3 Class B Notes, the Series 3 Class M Notes and the Series 3 Class C Notes;

"Specified Office" means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Current Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Current Issuer and the Note Trustee pursuant to the Current Issuer Paying Agent and Agent Bank Agreement;

"Step-up Date" means the Payment Date in respect of an Issuer on which the interest rate on the Notes issued by such Issuer increases by a pre-determined amount following the payment made by such Issuer on such Payment Date, which date in respect of the Current Issuer is the Payment Date occurring in March 2009;

"Sterling Global Note Certificates" means the Global Note Certificates issued in respect of the Sterling Notes and the "Sterling Global Note Certificate" means any one of them;

"Sterling Notes" means, in relation to the Current Issuer, the Series 3 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Sterling;

"Subordinated Principal Test" in respect of the Current Issuer Notes, means the test which is satisfied if the following conditions are met:

(1) in respect of the Series 1 Notes on any Payment Date up to and including the Step-Up Date, the aggregate principal amount of the Series 1 Class A Notes has been reduced to zero; and

(2) in respect of the Series 1 Notes on any Payment Date after the Step-Up Date and in respect of the Series 2 Notes and the Series 3 Notes,

      (a) on any Payment Date occurring on or after the fourth anniversary of the Closing Date; and

      (b) on any Payment Date on which:

            (i) the percentage equal to the aggregate Principal Amount Outstanding of the Class B Notes, the Class M Notes and the Class C Notes at that Payment Date as a percentage of the aggregate Principal Amount Outstanding of the Notes as at that Payment Date is greater than

            (ii) the product of (x)2 and (y) the percentage equal to the Aggregate Principal Amount Outstanding of the Class B Notes , the Class M Notes and the Class C Notes, as at the Closing Date as a percentage of the aggregate Principal Amount Outstanding of the Notes as at the Closing Date.

"Swap Collateral" means any asset (including, without limitation, Cash and/or securities) paid or transferred to the Current Issuer by a Current Issuer Swap Provider in accordance with the terms of the relevant Current Issuer Swap Agreement as collateral to secure the performance of that Current Issuer Swap Provider's obligations under the relevant Current Issuer Swap Agreement together with any income or distributions received in respect of such asset and any equivalent of or replacement of such asset into which such asset is transformed;

"Swap Collateral Accounts" means the Swap Collateral Cash Account and the Swap Collateral Securities Account;

"Swap Collateral Ancillary Document" means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Current Issuer Swap Agreements, the Current Issuer Cash Management Agreement and the Current Issuer Deed of Charge) as may be entered into by the Issuer from to time in connection with Swap Collateral;

"Swap Collateral Available Principal Amount" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Principal Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"Swap Collateral Available Revenue Amount" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Revenue Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"Swap Collateral Cash Account" means an account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in Cash and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"Swap Collateral Excluded Amount" means, at any time, the amount of Swap Collateral which may not be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer under the terms of the relevant Current Issuer Swap Agreement;

"Swap Collateral Ledger" means the ledger and any sub-ledgers maintained by the Current Issuer Cash Manager in the books of the Current Issuer in accordance with Clause 5.6 (Posted Collateral) of the Current Issuer Cash Management Agreement;

"Swap Collateral Securities Account" means a securities account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"Swap Provider Amount" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Swap Replacement Payment" means any amount received by the Current Issuer from a replacement to any of the Current Issuer Swap Providers upon entry by the Current Issuer into an agreement with such replacement swap provider replacing a Current Issuer Swap Agreement which has terminated following the occurrence of a Downgrade Termination Event;

"Tax Credit" has the meaning, where applicable, given to it in each Current Issuer Swap Agreement;

"Telerate Page No. 3750" means the display designated as Page 3750 on the Dow-Jones/Telerate Monitor Service (or such other page as may replace Telerate Page No. 3750 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

"Three Month LIBOR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement; "Transaction Document" means any of the following documents:

(a) the Mortgages Trust Deed;

(b) the Mortgage Sale Agreement;

(c) the Funding Deed of Charge;

(d) the Second Priority Funding Deed of Charge;

(e) the Administration Agreement;

(f) the Cash Management Agreement;

(g) the Funding Guaranteed Investment Contract;

(h) the Mortgages Trustee Guaranteed Investment Contract;

(i) the Bank Account Agreement;

(j) the Collection Bank Agreement;

(k) the Share Trust Deed;

(l) the Corporate Services Agreement; and

(m) the Current Issuer Transaction Documents;

"Transfer Agent" means Citibank, N.A., acting through its Specified Office at 5 Carmelite Street, London EC4Y 0PA, and initially appointed by the Current Issuer under the Current Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Current Issuer Notes, or such other person for the time being acting as Transfer Agent under the Current Issuer Paying Agent and Agent Bank Agreement;

"Trust Deed" means, in relation to the Current Issuer, the Current Issuer Trust Deed and, in relation to any other Issuer, the trust deed entered into on the relevant Closing Date constituting the Notes issued by such Issuer;

"Trustee Acts" means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

"Underwriters" means, in relation to the US Notes issued by the Current Issuer, Barclays Capital Inc., Citigroup Global Markets Limited, J.P. Morgan Securities Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated;

"US Notes" means, in relation to the Current Issuer, the Series 1 Notes;

"US Paying Agent" means Citibank N.A. acting through its New York office as paying agent in the United States of America;

"Variable Rate Ratio" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Variable Rate Spread" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Variable Rate Swap SVR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement; and

"Weighted Average Fixed Rate" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement.

2.    Interpretation and Construction

Any reference in this Issuer Master Definitions Schedule or any Transaction Document to:

      "agreed form" means, in relation to any document, the draft of that document the form of which has been agreed between the parties thereto (or if such document is delivered pursuant to another Transaction Document, between the parties to such Transaction Document) and initialled on their behalf for the purpose of identification;

      the "assets" of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

      "disposal" shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and "dispose" shall be construed accordingly;

      the "assignment" of any Mortgage Loan shall be construed, in relation to any Scottish Mortgage Loan and its Related Security, so as to include the transfer of the beneficial interest therein and/or the legal title thereto, and the terms "assign" and "assigned" shall in that context be construed accordingly;

      a "guarantee" means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

      "indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

      a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day, provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "months" shall be construed accordingly);

      "party" shall be construed as a party to a particular agreement, as the case may be;

      "subsidiary" means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

      "VAT" means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

      a "wholly-owned subsidiary" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

      the "winding-up" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.1 "(GBP)", "sterling", "Sterling" or "pounds sterling" denotes the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland; "(euro)", "euro" or "Euro" denotes the lawful currency for the time being of the member states of the European Union that adopt the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, establishing the European Community as amended from time to time and as amended by, inter alia, the Treaty of European Union of 7th February, 1992; "$", "US$", "US dollars", "dollars" or "Dollars" denotes the lawful currency for the time being of the United States of America.

2.2 In this Issuer Master Definitions Schedule and in any of the Transaction Documents in which this Issuer Master Definitions Schedule is expressed to be incorporated or to which this Issuer Master Definitions Schedule is expressed to apply:

      (a) words denoting the singular number only shall include the plural number also and vice versa;

      (b)   words denoting one gender only shall include the other genders;

      (c) words denoting persons only shall include firms and corporations and vice versa;

      (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

      (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

      (f) clause, paragraph and schedule headings are for ease of reference only;

      (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

      (h) unless stated otherwise reference to a time of day shall be construed as a reference to London (GMT) time; and

      (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.3 Save as provided otherwise, where any obligation in a Transaction Document is owed to more than one party that obligation is owed to each of them separately and may be enforced by any of them.

2.4 Where a term is used but not defined in this Issuer Master Definitions Schedule, that term shall have the meaning indicated in the Master Definitions Schedule.

3.    Governing Law

This Issuer Master Definitions Schedule is governed by, and shall be construed in accordance with, the laws of England.



                                                              SCHEDULE 1

                                                        STANDARD DOCUMENTATION



                                     Part 1 Documents Used in the Origination of any Mortgage Type

------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

A       Mortgage Brochures
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A1      Hard to beat - Mortgages - An Introduction      Dev 3  1.6.95           From 1 Jun 1995 to Apr 1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A2      Hard to Beat - Keeping the Benefits             DEV 93                  From 19 Jun 1995
        Once Your Mortgage Ends                         19.06.1995
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A3      Mortgages - A guide to costs                    Dev 143 1.7.95          From 1 Jul 1995 to Jul 1995
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A4      Mortgages - A guide to costs                    Dev 143  14.7.95        From 14 Jul 1995 to Sep 1995
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A5      Mortgages - A guide to costs                    Dev 143  4.9.95         From 4 Sep 1995 to Nov 1995
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A6      Mortgages - A guide to costs                    Dev 143 30.11.95        From 30 Nov 1995 to Dec 1995
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A7      Mortgages - A guide to costs                    Dev 143 13.12.95        From 13 Dec 1995 to Mar 1996
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A8      Mortgages - A guide to costs                    Dev 143 8.3.96          From 8 Mar 1996 to Jun 1996
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A9      Mortgages - A guide to costs                    Dev 143 10.6.96         From 10 Jun 1996 to Feb 1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A10     Hard to Beat - Keeping the Benefits             DEV 93                  From 1 Sept 1996
        Once Your Mortgage Ends                         01.9.1996
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A11     Mortgages - A guide to costs                    Dev 143 11.2.97         From 11 Feb 1997 to Mar 1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A12     You and your mortgage - The Mortgage Code
        [Introductory leaflet]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A13     The Mortgage Code                               First Edition:          From Mar 1997
                                                        March 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A14     Mortgages - A guide to costs                    Dev 143 27.3.97         From 27 Mar 1997 to May 1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A15     Hard to beat - Mortgages - An Introduction      Dev 3  10.4.97          From 10 Apr 1997 to Jul 1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A16     Mortgages - A guide to costs                    Dev 143 6.5.97          From 6 May 1997 to Jul 1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A17     Hard to beat - Mortgages - An Introduction      Dev 3  1.7.97           From 1 Jul 1997 to Oct 1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------





                                      35




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A18     Mortgages - A guide to costs - Hard to Beat     Dev 143 11.7.97         From 11 Jul 1997 to Oct 1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A19     Hard to beat - Mortgages - An Introduction      MAR 1  1.10.97          From 1 Oct 1997 to Dec 1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A20     Mortgages - A guide to costs - Hard to Beat     MAR 2 1.10.97           From 1 Oct 1997 to Nov 1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A21     Hard to Beat - Keeping the Benefits             MAR 9                   From 1 Oct 1997
        Once Your Mortgage Ends                         01.10.1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A22     Mortgages - A guide to costs - Hard to Beat     MAR 2 12.11.97          From 12 Nov 1997 to Feb 1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A23     Hard to beat - Mortgages - An Introduction      MAR 1 15.12.97          From 15 Dec 1997 to Feb 1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A24     Hard to beat - Mortgages - An Introduction      MAR 1  12.2.98          From 12 Feb 1998 to Oct 1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A25     Mortgages - A guide to costs - Hard to Beat     MAR 2 12.2.98           From 12 Feb 1998 to Jun 1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A26     Hard to Beat - Keeping the Benefits Once Your   MAR 9                   From 12 Feb 1998
        Mortgage Ends                                   12.2.1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A27     The Mortgage Code                               Second Edition:         From Apr 1998
                                                        April 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A28     Mortgages - A guide to costs - Hard to Beat     MAR 2/8267 17.6.98      From 17 Jun 1998 to Oct 1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A29     Hard to Beat - Keeping the Benefits Once Your   MAR 9/8375              From 1 Aug 1998
        Mortgage Ends                                   01.8.1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A30     Mortgages - A guide to costs - Hard to Beat     MAR 2/8528 8.10.98      From 8 Oct 1998 to Nov 1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A31     Hard to beat - Mortgages - An Introduction      MAR 1 23.10.98          From 23 Oct 1998 to Feb 1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A32     Mortgages - A guide to costs - Hard to Beat     MAR 2/8600 5.11.98      From 5 Nov 1998 to Jan 1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A33     Mortgages - A guide to costs - Hard to Beat     MAR 2/8729 7.1.99       From 7 Jan 1999 to Feb 1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A34     Mortgages - A guide to costs - Hard to Beat     MAR 2/8789 4.2.99       From 4 Feb 1999 to Apr 1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A35     Mortgages - An Introduction                     MAR 1  25.2.99          From 25 Feb 1999 to Jun 1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A36     Mortgages - A guide to costs - Hard to Beat     MAR 2/8923 13.4.99      From 13 Apr 1999 to Jun 1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A37     Mortgages - the details                         MAR 23/8958             From 16 Jun 1999 to Jan 2000
        Northern Rock plc                               16.6.99
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A38     Mortgages - the costs                           MAR 244/8958            From 16 Jun 1999 to Jun 1999
        Northern Rock plc                               16.6.99
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A39     Mortgages - the costs                           MAR 244/9115            From 28 Jun 1999 to Nov 1999
        Northern Rock plc                               28.6.99
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A40     Mortgages - the costs                           MAR 244/9489            From 9 Nov 1999 to Jan 2000
        Northern Rock plc                               9.11.99
------------------------------------------------------------------------------------------------------------------------




                                      36




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A41     Mortgages - the details                         MAR 235/9611            From 4 Jan 2000 to May 2000
        Northern Rock plc                               4.1.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A42     Mortgages - the costs                           MAR 244/9679            From 17 Jan 2000 to Mar 2000
        Northern Rock plc                               17.1.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A43     Be straight with me - Mortgage costs            MAR 244/9815            From 4 Mar 2000 to Apr 2000
        in black and white                              4.3.2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A44     Safe & Sure - Keeping the Benefits              MAR 9/9895              From 14 Mar 2000
        Once Your Mortgage Ends                         14.3.2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A45     Be straight with me - Mortgage costs            MAR 244/10029           From 27 Apr 2000 to Jan 2001
        in black and white                              27.4.2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A46     Give me the facts - Mortgage details            MAR 235/9666 and        From 1 May 2000 to Oct 2000
        explained Northern Rock plc                     5.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A47     Give me a choice - Mortgage deals to suit       MAR 236/10198 and       From 28 Jun 2000 to Aug 2000
        everyone                                        28.6.2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A48     Give me a choice - Mortgage deals to suit       MAR 236/10332           From 4 Aug 2000
        everyone                                        4.8.2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A49     Give me the facts - Mortgage details            MAR 235/10554 and       From Oct 2000 to Jan 2001
        explained Northern Rock plc                     10.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A50     Give me the facts                               MAR 235/10899           From 10 Jan 2001 to Sep 2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A51     Be straight with me - Mortgage costs            MAR 244/10868           From 10 Jan 2001 to Feb 2001
        in black and white                              10.1.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A52     Be straight with me - Mortgage costs            MAR 244/10998           From 8 Feb 2001 to Apr 2001
        in black and white                              8.2.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A53     Be straight with me - Mortgage costs            MAR 244/11170           From 5 Apr 2001 to May 2001
        in black and white                              5.4.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A54     Be straight with me - Mortgage costs            MAR 244/11281           From 10 May 2001 to Aug 2001
        in black and white                              10.5.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A55     Be straight with me - Mortgage costs            MAR 244/11592           From 2 Aug 2001 to Sep 2001
        in black and white                              2.8.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A56     Give me the facts                               MAR 235/11679           From 3 Sep 2001
        Northern Rock plc                               3.9.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A57     Be straight with me - Mortgage costs            MAR 244/11592           From 3 Sep 2001 to Sep 2001
        in black and white                              3.9.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A58     Be straight with me - Mortgage costs            MAR 244/11807           From 19 Sep 2001 to Oct 2001
        in black and white                              19.9.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A59     Be straight with me - Mortgage costs            MAR 244/11855           From 4 Oct 2001 to Nov 2001
        in black and white                              4.10.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------


                                      37



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
A60     Be straight with me - Mortgage costs            MAR 244/11973           From 8 Nov 2001
        in black and white                              8.11.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A61     Safe & Sure - Keeping the Benefits Once Your    MAR 9/12119             From 12 Dec 2001
        Mortgage Ends                                   12.12.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A62     Give me the facts                               MAR 235/12189           From 9 Jan 2002
        Northern Rock plc                               9.1.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A63     All you need to know about mortgages            MAR 235/12275           From 21 Jan 2002
        Northern Rock plc                               21.1.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A64     Be straight with me - Mortgage costs in black   MAR 244/12486           From 1 Apr 2002
        and white                                       1.4.2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A65     All you need to know about mortgages            MAR 235/12537           From 9 May 2002
        Northern Rock plc                               9.5.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A66     Be straight with me - Mortgage costs in black   MAR 244/12539           From 9 May 2002
        and white                                       9.5.2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A67     Be straight with me - Mortgage costs            MAR 244/12859           From 26 Jul 2002
        in black and white                              26.7.2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A68     All you need to know about mortgages            MAR 235/13039           From 10 Oct 2002
        Northern Rock plc                               10.10.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A69     I want a shorter mortgage, and I want           MAR 617/13070           From 10 Oct 2002
        guarantees - Mortgages Guaranteed Repayment     10.10.2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A70     Be straight with me - Mortgage costs            MAR 244/12123           From 10 Oct 2002
        in black and white                              10.10.2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A71     Hard to Beat - Keeping the Benefits             MAR 9                   From 1 Oct 1997
        Once Your Mortgage Ends                         01.10.1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A72     Mortgage costs in black and white               MAR 244/13280           From 6 Jan 2003
        Northern Rock plc                               06.01.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A73     All you need to know about Mortgages            MAR 235/13279           From 9 Jan 2003
        Northern Rock plc                               09.01.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A74     I want a shorter mortgage, and guarantee        MAR 617/13371           From 10 Jan 2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A75     Mortgage costs in black and white               MAR 244/13437           From 27 Jan 2003
        Northern Rock plc                               27.01.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A76     Mortgage costs in black and white               MAR 244/13501           From 8 Feb 2003
        Northern Rock plc                               08.02.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A77     Mortgages - safe and sure - keep the            MAR 9/12337             Valid until further notice
        benefits once your mortgage is paid off         1.3.2003                1.2.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A78     Mortgage Deals to Suit Everyone - Update 18     MAR 236                 Valid until further notice -
        June 2003                                       18.6.2003               18.6.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A79     I want a Shorter Mortgage, and I want           MAR 617/13538           Valid until further notice -
        Guarantee                                       18.6.2003               18.6.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A80     What's it going to Cost?                        MAR 302                 Valid until further notice -
                                                        18.6.2003               18.6.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      38



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

A81     I want to Buy to Let                            MAR 466/13927           Valid until further notice -
                                                        18.6.2003               18.6.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A82     Intermediaries - Mortgage Product Update -      MAR 035                 Valid until further notice -
        No. 6                                           18.6.2003               18.6.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A83     Mortgage Costs in Black and White               MAR 244/14005           Valid until further notice -
                                                        14.7.2003               14.7.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A84     Mortgage Deals to Suit Everyone - Update        MAR 236                 Valid until further notice -
        14 July 2003                                    14.7.2003               14.7.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A85     I want a Shorter Mortgage, and I want           MAR 617/14008           Valid until further notice -
        Guarantees                                      14.7.2003               14.7.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A86     I want to Buy to Let                            MAR 466/14007           Valid until further notice -
                                                        14.7.2003               14.7.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A87     What's it going to Cost?                        MAR 302                 Valid until further notice -
                                                        14.7.2003               14.7.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A88     Intermediaries - Mortgage Product Update        MAR 035/14031           Valid until further notice -
        - No. 7                                         14.7.2003               14.7.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A89     Mortgage Costs in Black and White               MAR 244/14055           Valid until further notice -
                                                        25.7.2003               25.7.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A90     Mortgage Deals to Suit Everyone - Update 25     MAR 236                 Valid until further notice -
        July 2003                                       25.7.2003               25.7.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A91     I want to Buy to Let                            MAR 466/14056           Valid until further notice -
                                                        25.7.2003               25.7.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A92     What's it going to Cost?                        MAR 302                 Valid until further notice -
                                                        25.7.2003               25.7.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A93     Intermediaries - Mortgage Product Update        MAR 035/14031           Valid until further notice -
        - No. 8                                         25.7.2003               25.7.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A94     Mortgage Deals to Suit Everyone - Update 8      MAR 236                 Valid until further notice -
        August 2003                                     8.8.2003                8.8.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A95     I want to Buy to Let                            MAR 466/14133           Valid until further notice -
                                                        8.8.2003                8.8.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A96     What's it going to Cost?                        MAR 302                 Valid until further notice -
                                                        8.8.2003                8.8.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A97     Intermediaries - Mortgage Product Update        MAR 035/14104           Valid until further notice -
        - No. 9                                         8.8.2003                8.8.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A98     All you need to know about mortgages            MAR 235/13729           Valid until further notice -
                                                        1.5.2003                1.5.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A99     Intermediaries - Mortgage Product Update No.    MAR 035/14201           Valid 9.9.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A100    Mortgage Deals to Suit Everyone - Update 9th    MAR 236                 Valid until further notice
        September 2003                                                          9.9.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A101    Intermediaries - Mortgage Product               MAR 035/14374           Valid 14.10.2003
        Update No. 11
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A102    Mortgage Deals to Suite Everyone - Update       MAR 236                 Valid until further notice
        14th October 2003                                                       14.10.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
A103    Mortgage Costs in Black and White               MAR 244/14379           Valid until further notice -
                                                                                14.10.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B       Mortgage Summary Information - Borrowers                                (i.e. given to Borrowers dealing
                                                                                directly with Northern Rock)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B1      Update 18th September 2000                      MAR 236 18.9.2000       From 18 Sept 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


                                      39




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

B2      Update 2nd October 2000                         MAR 236 2.10.2000       From 02 Oct 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B3      Update 22nd November 2000                       MAR 236 22.11.2000      From 22 Nov 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B4      Update 10th January 2001                        MAR 236 10.1.2001       From 10 Jan 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B5      Update 1st February 2001                        MAR 236 1.2.2001        From 01 Feb 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B6      Update 12th February 2001                       MAR 236 12.2.2001       From 12 Feb 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B7      Update 22nd February 2001                       MAR 236 22.2.2001       From 22 Feb 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B8      Update 6th April 2001                           MAR 236 6.4.2001        From 06 Apr 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B9      Update 10th May 2001                            MAR 236 10.5.2001       From 10 May 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B10     Update 22nd June 2001                           MAR 236 22.6.2001       From 22 June 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B11     Update 2nd August 2001                          MAR 236 2.8.2001        From 02 Aug 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B12     Update 3rd September 2001                       MAR 236 3.9.2001        From 03 Sept 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B13     Update 19th September 2001                      MAR 236 19.9.2001       From 19 Sept 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B14     Update 4th October 2001                         MAR 236 4.10.2001       From 04 Oct 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B15     Update 5th December 2001                        MAR 236 5.12.2001       From 05 Dec 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B16     Update 7th January 2002                         MAR 236 7.1.2002        From 07 Jan 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B17     Update 15th January 2002                        MAR 236 15.1.2002       From 15 Jan 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B18     Update 25th January 2002                        MAR 236 25.1.2002       From 25 Jan 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B19     Update 9th February 2002                        MAR 236 09.2.2002       From 9 Feb 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B20     Update 20th March 2002                          MAR 236 20.3.2002       From 20 Mar 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B21     Update 10th May 2002                            MAR 236 10.5.2002       From 10 May 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B22     Update 26th July 2002                           MAR 236 26.7.2002       From 26 Jul 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B23     Update 7th August 2002                          MAR 236 07.8.2002       From 7 Aug 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B24     Update 30th August 2002                         MAR 236 30.8.2002       From 30 Aug 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B25     Update 21st October 2002                        MAR 236 21.10.2002      From 21 Oct 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      40




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


B26     Update 8th November 2002                        MAR 236 08.11.2002      From 8 Nov 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B27     Update 27th November 2002                       MAR 236                 From 27 Nov 2002
                                                        27.11.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B28     Update 10th Jan 2003                            MAR 236                 From 10 Jun 2003
                                                        10.01.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B29     Update 8th Feb 2003                             MAR 236                 From 8 Feb 2003
                                                        08.02.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B30     Mortgages for Landlords - Update                MAR 466/14234           Valid until further notice
        9th September                                                           09 Sep 2003

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
B31     Mortgages for Landlords - Update                MAR 466/14380           Valid until further notice
        14th October                                                            14 Oct 2003

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C       Mortgage Summary Information - Brokers                                  (i.e. given to Borrowers dealing
                                                                                directly with Northern Rock)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C1      Mortgage Update                                                         Regular editions from 17 Nov 1994
                                                                                onwards
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C2      Mortgage Update 9th December 1994               Dev 291                 From 09 Dec 1994
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C3      Mortgage Update 19th December 1994              Dev 291                 From 19 Dec 1994
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C4      Mortgage Update 11th January 1995               Dev 291                 From 11 Jan 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C5      Mortgage Update 1st February 1995               Dev 291                 From 01 Feb 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C6      Mortgage Update 24th March 1995                 Dev 291                 From 24 Mar 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C7      Mortgage Update 18th April 1995                 Dev 291                 From 18 April 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C8      Mortgage Update 17th May 1995                   Dev 291                 From 17 May 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C9      Mortgage Update 5th June 1995                   Dev 291                 From 05 Jun 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C10     Mortgage Update 19th June 1995                  Dev 291                 From 19 Jun 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C11     Mortgage Update 17th July 1995                  Dev 291                 From 17 Jul 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C12     Mortgage Update 1st September 1995              Dev 291                 From 01 Sep 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C13     Mortgage Update 4th September 1995              Dev 291                 From 04 Sep 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C14     Mortgage Update 16th October 1995               Dev 291                 From 16 Oct 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C15     Mortgage Update 30th November 1995              Dev 291                 From 30 Nov 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C16     Mortgage Update 13th December 1995              Dev 291                 From 13 Dec 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C17     Mortgage Update 3rd January 1996                Dev 291                 From 03 Jan 1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C18     Mortgage Update 18th January 1996               Dev 291                 From 18 Jan 1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C19     Mortgage Update 25th January 1996               Dev 291                 From 25 Jan 1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C20     Mortgage Update 12th March 1996                 Dev 291                 From 12 Mar 1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C21     Mortgage Update 22nd April 1996                 Dev 291                 From 22 Apr 1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C22     Mortgage Update 10th June 1996                  Dev 291                 From 10 Jun 1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C23     Mortgage Update 2nd September 1996              Dev 291                 From 02 Sep 1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C24     Mortgage Update 21st October 1996               Dev 291                 From 21 Oct 1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C25     Mortgage Update 11th November 1996              Dev 291                 From 11 Nov 1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C26     Mortgage Update 3rd January 1997                Dev 291                 From 03 Jan 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C27     Mortgage Update 11th February 1997              Dev 291                 From 11 Feb 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      41



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

C28     Guide to Mortgages                              Dev 434                 From 04 Apr 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C29     Mortgage Update                                 Dev 435                 From 04 Apr 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C30     Mortgage Update 28.5.97                         Dev 435                 From 28 May 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C31     Mortgage Update 9.6.97                          Dev 435                 From 09 Jun 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C32     Mortgage Update 25.6.97                         Dev 435                 From 25 Jun 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C33     Mortgage Update 11.8.97                         Dev 435                 From 11 Aug 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C34     Mortgage Update 3.9.97                          Dev 435                 From 03 Sep 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C35     Mortgage Update 17.9.97                         Dev 435                 From 17 Sep 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C36     Mortgage Update - Issue No 1                    MAR 35                  From 03 Nov 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C37     Mortgage Update - Issue No 2                    MAR 35                  From 12 Nov 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C38     Mortgage Update - Issue No 3                    MAR 35                  From 16 Dec 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C39     Mortgage Update - Issue No 5                    MAR 35                  From 29 Jan 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C40     Mortgage Update - Issue No 6                    MAR 35                  From 12 Feb 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C41     Mortgage Update - Issue No 7                    MAR 35                  From 01 Apr 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C42     Mortgage Update - Issue No 8                    MAR 35                  From 06 May 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C43     Mortgage Update - Issue No 9                    MAR 35                  From 17 Jun 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C44     Mortgage Update - Issue No 9                    MAR 35                  From 01 Jul 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C45     Mortgage Update - Issue No 10                   MAR 35                  From 08 Aug 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C46     Mortgage Update - Issue No 11                   MAR 35                  From 19 Sep 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C47     Mortgage Update - Issue No 12                   MAR 35                  From 08 Oct 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C48     Mortgage Update - Issue No 13                   MAR 35                  From 05 Nov 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C49     Mortgage Update - Issue No 14                   MAR 35                  From 07 Dec 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C50     Mortgage Update - Issue No 15                   MAR 35                  From 22 Jan 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C51     Mortgage Update - Issue No 16                   MAR 35                  From 04 Feb 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C52     Mortgage Update - Issue No 17                   MAR 35                  From 06 Mar 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C53     Mortgage Update - Issue No 18                   MAR 35                  From 13 Apr 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C54     Mortgage Update - Issue No 19                   MAR 35                  From 16 Jun 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C55     Mortgage Update - Issue No 20                   MAR 35                  From 28 Jul 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C56     Mortgage Update - Issue No 21                   MAR 35                  From 26 Aug 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C57     Together Flexible - Total Flexibility
        in One Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C58     Mortgage Update - Issue No 22                   MAR 35                  From 09 Sep 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C59     Mortgage Update - Issue No 23                   MAR 35                  From 29 Sep 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C60     Mortgage Update - Issue No 24                   MAR 35                  From 09 Nov 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C61     Mortgage Update - Issue No 25                   MAR 35                  From 01 Dec 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C62     Mortgage Update - Issue No 26                   MAR 35                  From 04 Jan 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C63     Mortgage Update - Issue No 27                   MAR 35                  From 17 Jan 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C64     Mortgage Update - Issue No 28                   MAR 35                  From 10 Mar 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C65     Mortgage Update - Issue No 29                   MAR 35                  From 27 Apr 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C66     Mortgage Update - Issue No 30                   MAR 35                  From 07 Jun 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C67     Mortgage Update - Issue No 31                   MAR 35                  From 28 Jun 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C68     Mortgage Update - Issue No 32                   MAR 35                  From 04 Aug 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C69     Mortgage Update - Issue No 33                                           From 18 Sep 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      42



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


C70     Mortgage Update - Issue No 34                                           From 02 Oct 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C71     Mortgage Update - Issue No 47                   MAR035                  From 08 Nov 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C72     Mortgage Update - Issue No 48                   MAR035                  From 05 Dec 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C73     Mortgage Update - Issue No 49                   MAR035                  From 07 Jan 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C74     Mortgage Update - Issue No 49                   MAR035                  From 16 Jan 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C75     Mortgage Update - Insert to be used in          MAR035                  From 16 Jan 2002
        conjunction with Issue No 49
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C76     Mortgage Update - Insert to be used in          MAR035                  From 16 Jan 2002
        conjunction with Issue No 49
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C77     Mortgage Update - Issue No 50                   MAR035                  From 23 Mar 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C78     Mortgage Update - Issue No 51                   MAR035                  From 10 May 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C79     Mortgage Update - dated 10 May 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C80     Mortgage Update - Issue No 52                   MAR035                  From 26 Jul 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C81     Mortgage Update - Issue No 53                   MAR035                  From 7 Aug 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C82     Mortgage Update - Issue No 54                   MAR035                  From 30 Aug 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C83     Mortgage Update - Issue No 55                   MAR035                  From 4 Sep 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C84     Mortgage Update - Issue No 56                   MAR035                  From 8 Oct 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C85     Mortgage Update - Issue No 57                   MAR035                  From 21 Oct 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C86     Mortgage Update - Issue No 58                   MAR035                  From 8 Nov 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C87     Mortgage Update - Issue No 59                   MAR035                  From 27 Nov 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C88     Intermediaries - Mortgage Product Update -      MAR035                  From 10 Jun 2003
        Issue No 1
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
C89     Intermediaries - Mortgage Product Update -      MAR035                  From 8 Mar 2003
        Issue No 2
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
D       Mortgage Advice - Borrowers                                             (i.e. given to Borrowers dealing
                                                                                directly with Northern Rock)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
D1      Mortgage Product Advice and Recommendation      Valid September         From Sep 2000
                                                        2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
E       Offers of Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
E1      Offer of Advance                                ADV6F/0396              From Mar 1996
        (with General Conditions on reverse)
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
E2      Offer of Advance                                ADV6B/0300              From Mar 2000
        (with General Conditions on reverse)                                    In triplicate - white, blue and
        Northern Rock plc                                                       green copies.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
E3      Revised Offer of Loan [Northern                                         From July 2001 - used in
        Rock copy] Northern Rock plc                                            conjunction with General Conditions
                                                                                introduced on same date - Most of the
                                                                                content of the document is variable
                                                                                and is specific to individual
                                                                                customers/mortgage products
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F       General Conditions (used on reverse
        of Offer of Advance)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F1      General Conditions                              [ADV6/1094]             From Oct 1994 to Jun 1995
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      43



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

F2      General Conditions                              ADV6/0695               From Jun 1995 to Jul 1995
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F3      General Conditions                              ADV6/0795               From Jul 1995 to Jan 1996
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F4      General Conditions                              ADV6/0196               From Jan 1996 to Dec 1996
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F5      General Conditions                              ADV6/1296               From Dec 1996 to ?
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F6      General Conditions                              ADV6B/1296              From Dec 1996 to Oct 1997
        Northern Rock Building Society                                          [Offer of Advance ADV6F/0396 on
                                                                                the reverse]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F7      General Conditions                              ADV6B/1097              From Oct 1997 to Dec 1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F8      General Conditions                              ADV6B/1297              From Dec 1997 to Jan 1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F9      General Conditions                              ADV6B/0198              From Jan 1998 to Jun 1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F10     General Conditions                              ADV6B/0698              From Jun1998 to Jan 1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F11     General Conditions                              ADV6B/0199              From Jan 1999 to Sep 1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F12     General Conditions                              ADV6B/0999              From Sep 1999 to Mar 2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F13     General Conditions                              ADV6B/0300              From Mar 2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F14     Terms and Conditions - Applicant Copy           OBA1/0900 on cover      From Sep 2000
        Northern Rock plc                               OBA2/0900 on
                                                        reverse
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F15     Terms and Conditions - Solicitor Copy           OBS1/0900 on cover      From Sep 2000
        Northern Rock plc                               OBS2/0900 on
                                                        reverse
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F16     Terms and Conditions - Applicant Copy           OBA1/0101 on cover      From Jan 2001
        Northern Rock plc                               OBA2/0101 on
                                                        reverse
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F17     Terms and Conditions - Solicitor Copy           OBA1/0101 on cover      From Jan 2001
        Northern Rock plc                               OBA2/0101 on
                                                        reverse
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F18     General Conditions                              ADV282/ July 2001       From July 2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F19     Product Transfer - General Conditions           SB/T&C/FLEX/05/02       From May 2002
        (Flexible) Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F20     General Conditions [English and Scottish]       ADV6/0695                Jun 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F21     General Conditions [English and Scottish]       ADV6/0795               Jul 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F22     General Conditions [English and Scottish]       ADV6/0196               Jan 1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F23     General Conditions [English and Scottish]       ADV6/1296               Dec 1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      44



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

F24     General Conditions [English and Scottish]       ADV6/1097               Oct 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F25     General Conditions [English and Scottish]       ADVB6/1297              Dec 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F26     General Conditions [English and Scottish]       ADV6B/1297              Dec 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F27     General Conditions [English and Scottish]       ADV6B/0198              Jan 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F28     General Conditions [English and Scottish]       ADV6B/0698              Jun 1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F29     General Conditions [English and Scottish]       ADV6B/0199              Jan 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F30     General Conditions [English and Scottish]       ADV6/0699               Jun 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F31     General Conditions [English and Scottish]       ADV6/0300               Mar 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F32     Terms and Conditions [English and Scottish]     OBA1/0900               Sep 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F33     Terms and Conditions [English and Scottish]     OBA1/0900               Sep 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
F34     Terms and Conditions [English and Scottish]     OBA1/0101               Jan 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
G       Mortgage Conditions/Building Society Rules
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
G1      Rules of Northern Rock Building Society         GEN 128/1.94            From 28 Apr 1992
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
G2      Mortgage Conditions 1995                        ADV72 06/95             From Jun 1995
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
G3      Mortgage Conditions 1997                        ADV 72 08/97            From Aug 1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
G4      Mortgage Conditions 2001                        ADV 276 07/2001         From Oct 2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
G5      Mortgage Offer General Conditions               ADV282/00701            Jul 2001
        [English and Scottish]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
H       Occupiers Undertakings
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
H1      Agreement and Undertaking                       scjh0404/stand          ?
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
H2      Agreement and Undertaking                       (LIF)LIFE30             From Aug 1997
        Northern Rock
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
H3      Agreement and Undertaking                       st/peps                 From Oct 1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
H4      Agreement and Undertaking                       JAGO3/0500              From May 2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
H5      Agreement and Undertaking                       UNDERTAKE June          From June 2000
        Northern Rock plc                               2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I       Miscellaneous Mortgage Documentation
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I1      Mortgage of Life Policy                         SEC 16 /02.94           From Feb 1994
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I2      Mortgage of Life Policy                         SEC 16 /06.95           From Jun 1995
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I3      Valuations and Surveys - hard to beat           DEV 125                 From 19 Jun 1995
        Northern Rock Building Society                  19.6.1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I4      Valuations and Surveys - hard to beat           DEV 125                 From 14 Aug 1995
        Northern Rock Building Society                  14.8.1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I5      Guarantors Confirmation (Existing Borrowers)    ADV 266.7/97            From Jul 1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I6      Mortgage of Life Policy                         SEC 16T /10.97          From Oct 1997
        Northern Rock Building Society/Northern
        Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      45



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


I7      Mortgage of Life Policy                         SEC 16 /10.97           From Oct 1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I8      Guarantors Confirmation (Existing               ADV 266.10/97           From Oct 1997
        Borrowers) Northern Rock Building
        Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I9      Guarantors Confirmation                         ADV 265.10/97           From Oct 1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I9(a)   Guarantors Confirmation                         ADV 265.06/00           From Jun 2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I10     Application for Transfer of Ownership           MA 31/10.97             From Oct 1997
        of a Mortgaged Property
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I11     Notice of Assignment of Life Policy             ADV 29 /11.99           From Nov 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I12     Individual Savers Account (ISA) Policy          JAGO2/0500              From May 2000
        Arrangements form
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I13     Application for Transfer of Ownership           MA 31/Feb.01            From Feb 2001
        of a Mortgaged Property
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I14     Deed of Guarantee                               SOL013 / July 2001      From Jul 2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I15     Guarantors Confirmation                         NRDGC 05/02             From May 2002 - This document is
        Northern Rock plc                                                       only used by Northern Rock Direct
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I16     Confirmation of Identity                        GASelfCert - Aug        From Aug 2003
        Northern Rock plc                               2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
I17     Release and Re-assignment of Life Policy        SEC 51/10.97            1 Oct 1997
        [English And Scottish]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J       Mortgage Origination and Completion -
        Solicitors/Other Third Party
        Documentation
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J1      Valuations and Surveys - Helping you            DEV 125                 From 1 Oct 1992
        ensure your home is a solid investment          01.10.1992
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J2      Report on Title and Funds Request               MA55 01/94              From Jan 1994
        (including Instructions to
        Solicitors/Licensed Conveyancers)
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J3      Report on Title and Funds Request               MA55 /04.96             From Apr 1996
        (including Instructions to
        Solicitors/Licensed Conveyancers)
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J4      Changes of Ownership in Mortgaged               ADV 54 /05.96           From May 1996
        Property - Note to Solicitors
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J5      Report on Title and Funds Request               MA55 /01.97             From Jan 1997
        (including Instructions to
        Solicitors/Licensed Conveyancers)
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J6      Changes of Ownership in Mortgaged               ADV 54 02.97            From Feb 1997
        Property - Note to Solicitors
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      46



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

J7      Changes of Ownership in Mortgaged Property -    ADV 54 07.97            From Jul 1997
        Note to Solicitors
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J8      Report on Title and Funds Request (including    MA55 /10.97             From Oct 1997
        Instructions to Solicitors/Licensed
        Conveyancers)
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J9      Changes of Ownership in Mortgaged Property -    ADV 54 10.97            From Oct 1997
        Note to Solicitors
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J10     Valuations and Surveys - hard to beat           MAR 6                   From 1 Oct 1997
        Northern Rock plc                               1.10.1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J11     Report and Valuation for Mortgages              ADV 155 10.97           From Oct 1997
        Purposes on behalf of Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J12     Report and Valuation for Mortgages Purposes     ADV 179 10.97           From Oct 1997
        on behalf of Northern Rock plc - Sheet 2
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J13     Report and Valuation for Mortgages Purposes     ADV 267 10.97           From Oct 1997
        on behalf of Northern Rock plc - Sheet 2 in
        respect of loans exceeding(GBP)150,000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J14     Report and Valuation for Mortgages Purposes     ADV 7a 10.97            From Oct 1997
        on behalf of Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J15     Reinspection Report                             ADV 76 10.97            From Oct 1997
        Northern Rock plc (2 versions)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J16     Additional Advance Valuation Report             ADV 127B 10.97          From Oct 1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J17     Report and Valuation for Mortgages Purposes     ADV 155 12.98           From Dec 1998
        on behalf of Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J18     Part 2 Instructions (in relation to the CML                             Offers of Advance issued from 01
        Lenders' Handbook for England & Wales)                                  Jun 2000[?]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J19     Certificate of Title                            JAGO4/0700              From Jul 2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J20     Certificate of Title                            COT/0700                From Jul 2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J21     Part 2 Instructions (in relation to the CML                             Offers of Advance issued from
        Lenders' Handbook for England & Wales)                                  late Summer 2000[?]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J22     Deeds Dematerialisation [Notice to                                      [From Apr 2000?]
        solicitors] Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J23     Valuations and Surveys - Property               MAR 6/10550             From Oct 2000
        Northern Rock plc                               Oct 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J24     Changes of Ownership in Mortgaged               ADV 54 11/00            From Nov 2000
        Property - Note to Solicitors
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J25     Certificate of Title (including Drawdown        COT/0502                From May 2002
        Loan Certificate)
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J26     Valuations and Surveys - Property               MAR 6/12661             From May 2002
        Northern Rock plc                               May 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J27     Report and Valuation for Mortgages Purposes     AL/SAS/267/             From Sep 2002
        on behalf of Northern Rock plc - Sheet 2 in     (500+) 09.02
        respect of loans exceeding(GBP)1,000,000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      47



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

J28     Certificates of Title                           COT/1102                From Nov 2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J29     Report and Valuation for Mortgage Purposes      ADV 155/07.03           From July 2003
        on behalf of Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J30     Funds Release (Certificate of Title)            N/A                     18 Jun 2001
        for Rapid Remortgages with Multiple
        Clients [English And Scottish]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J31     Part 2 - Name of Mortgage Lender (CML           N/A                     1 Oct 2002
        Mortgage Lender's Handbook for England
        and Wales)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J32     Part 2 - Name of Mortgage Lender (CML           N/A                     1 Nov 2002
        Mortgage Lender's Handbook for England
        and Wales)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J33     Part 2 - Name of Mortgage Lender (CML           N/A                     13 Oct 2003
        Mortgage Lender's Handbook for England
        and Wales)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J34     Memo from D. Maughan to C Jobe re.              N/A                     13 Nov 2003
        Unsecured Business - Third Party
        Contracts (The Motley Fool)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J35     Agreement between Northern Rock and             N/A                     5 Nov 2003
        The Motley Fool re. Media Service
        (Advertising)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J36     Letter from Mortgage Next to Northern           28 Aug 2003
        Rock re.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J37     Procuration Fee Approval Form in relation       26 Nov 2003
        to Moneyextra
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J38     Procuration Fee Approval Form in relation       27 Nov 2003
        to Traditional Intermediaries
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J39     Northern Rock Intermediary Registration         N/A                     N/A
        Form
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
J40     Northern Rock Standard Form Intermediary        N/A                     N/A
        Agreement
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
K       Completion Documentation
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
K1      Schedule of Documents of Title                  SEC 28/11.94            From Nov 1994
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
K2      Schedule of Documents of Title                  SEC 28/01.96            From Jan 1996
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
K3      Schedule of Documents of Title                  SEC28 /10.97            From Oct 1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
K4      Schedule of Documents of Title                  SEC 28/01.96            From Jan 1996
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
K5      Schedule of Documents of Title                  SEC28 /10.97            From Oct 1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
K6      Schedule of Documents of Title                  JAGO1/0500              From May 2000
        Northern Rock plc                               JAGO1B/0500
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
K7      Deeds Schedule                                  SODT/0201               From Feb 2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      48



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

K8      Completion Advice                               A146F -                 Completions advices are in a
        Northern Rock plc                               representative          flexible format - content is
                                                        sample                  variable depending upon
                                                                                circumstances of loan and product
                                                                                applied for.  Permutations are
                                                                                vast and it is impractical to
                                                                                maintain an archive of each
                                                                                scenario.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
K9      Additional Advance Cheque Request               ADV 133 01/94           From Jan 1994
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
K10     Re-Advance/Further Advance Receipt              SEC 37 /10.97           From Oct 1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
K11     Additional Advance Funds Request                ADV 271 /10.97          From Oct 1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
K12     Additional Advance Funds Request                ADV 271 1/98            From Jan 1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
K13     Additional Advance Funds Request                AAFR/0802               From Aug 2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
K14     Additional Advance Funds Request
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

                                        Part 2 Documents Used Only in the Origination of
                             Standard Fixed Rate, Standard Variable Rate, Cashback, Capped, Tracker,
                                     CAT Standard, Discount and Discount for Life Mortgages

-------------------------------------------------------------------------------------------------------------

SABW    Document                                         Reference              Usage period and notes
-------------------------------------------------------------------------------------------------------------
L       Mortgage Application Forms - General
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L1      Mortgage Application Form                        ADV 4. 05/95           From May 1995 to Mar 1996
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L2      Mortgage Application Form                        ADV 4. 03/96           From Mar 1996 to Jul 1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L3      Mortgage Application Form                        ADV 4. 07/97           From Jul 1997 to Oct 1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L4      Mortgage Application Form                        ADV 4. 10/97           From Oct 1997 to Dec 1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L5      Mortgage Application Form                        ADV 4. 12/97           From Dec 1997 to Mar 1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L6      Mortgage Application Form                        ADV 4 DRTV 3/98        From Mar 1998 to Apr 1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L7      Mortgage Application Form                        ADV 4. 4/98            From Apr 1998 to Jan 1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L8      Mortgage Application Form                        ADV 4. 1/99            From Jan 1999 to Feb 2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L9      Mortgage Application Form                        ADV 4. 2/00            From Feb 2000 to Jun 2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L10     Mortgage Application Form                        ADV 4. 6/00            From Jun 2000 to Dec 2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L11     Mortgage Application Form                        ADV4. 12/00            From Dec 2000 to Jan 2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      49



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


L12     Mortgage Application Form                        ADV4. 01/01            From Jan 2001 to May 2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L13     Mortgage Application Form                        ADV4. 05/01            From May 2001 to Sept 2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L14     Mortgage Application Form                        ADV4. 09/01            From Sept 2001 to Oct 2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L15     Mortgage Application Form                        ADV4. 10/01            From Oct 2001 to Aug 2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
        NB From this point onwards the Mortgage
        Application Forms appear to also be used
        for the Together/Together Connections
        products.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L16     Mortgage Application Form                        ADV4. 08.02            From Aug 2002 to Oct 2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L17     Mortgage Application Form                        ADV4. 10.02            From Oct 2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L18     Your Personal Quotation and Transfer            19 Sep 2002             (Sample re Mr and Mrs Kapke)
        Declaration for a Flexible Fixed Rate
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L19     Your Personal Quotation and Transfer            19 Sep 2002             (Sample re Mr Mcparland and Miss
        Declaration for a Together Mortgage                                                 Davis)
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L20     Mortgage Application Form                        ADV4.02.03             From Feb 2003
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
L21     Mortgage Application Form [Both English         ADV4. 04.03            Apr 2003
        And Scottish]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
M       Mortgage Application Forms -
        Northern Rock Direct
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
M1      Your Direct Mortgage Application Form            Dev 439 4/97           From Apr 1997 to Oct 1997
        Northern Rock Direct/Northern Rock
        Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
M2      Your Direct Mortgage Application Form            MAR 17b 1.10.97        From Oct 1997 to Dec 1997
        Northern Rock Direct/Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
M3      Your Direct Mortgage Application Form            MAR 17b 15.12.97       From Dec 1997 to May 1998
        Northern Rock Direct/Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
M4      Your Direct Mortgage Application Form            MAR 124 31 May         From May 1998 to ?
        Northern Rock Direct/Northern Rock plc           1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
N       Application Forms - Specialist
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
N1      Secured Personal Loan Application Form           ADV 31. 1/99           From Jan 1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
N2      Secured Personal Loan Application Form           ADV031 (8.5.2000)      From May 2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
N3      Secured Personal Loan Application Form           ADV031                 From Oct 2001
        Northern Rock plc                                (22.10.2001)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
N4      Secured Personal Loan Application Form           ADV031                 From Aug 2002
        Northern Rock plc                                (01.8.2002)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O       Special Conditions for Fixed Rate
        Mortgages (used with Offer of Advance)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O1      5 year Fixed Rate Mortgage                       AY                     From 15 Jul 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O2      5 year Fixed Rate Mortgage                       BA                     From 26 Jun 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      50




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


O3      5 year Fixed Rate Mortgage                       BH                     From 03 Sep 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O4      5 year Fixed Rate Mortgage                       BQ                     From 17 Sep 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O5      5 year Fixed Rate Mortgage                       BS                     From 01 Jan 1997
                                                                                [Query date - should be Nov?]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O6      5 year Fixed Rate Mortgage                       BT                     From 01 Nov 1997
                                                                                [Other dates?]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O7      5 year Fixed Rate Mortgage                       CF                     From 22 Jan 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O8      5 year Fixed Rate Mortgage                       CJ                     From 01 Apr 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O9      5 year Fixed Rate Mortgage                       CK                     From 01 Apr 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O10     5 year Fixed Rate Mortgage                       CM                     From 06 May 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O11     5 year Fixed Rate Mortgage                       CP                     From 17 Jun 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O12     5 year Fixed Rate Mortgage                       CU                     From 01 Jul 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O13     5 year Fixed Rate Mortgage                       CZ                     From 08 Aug 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O14     5 year Fixed Rate Mortgage                       EA                     From 08 Aug 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O15     5 year Fixed Rate Mortgage                       EU                     From 22 Jan 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O16     5 year Fixed Rate Mortgage                       FD
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O17     5 year Fixed Rate Mortgage                       FL                     From 13 Mar 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O18     5 year Fixed Rate Mortgage                       FM                     From 13 Apr 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O19     5 year Fixed Rate Mortgage                       FN                     From 13 Apr 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O20     5 year Fixed Rate Mortgage                       FP                     From 23 Apr 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O21     5 year Fixed Rate Mortgage                       KZ                     From 29 Nov 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O22     2 year Fixed Rate Mortgage                                              From 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O23     10 year Fixed Rate Mortgage                                             from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O24     15 year Fixed Rate Mortgage                                             from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O25     Guaranteed Repayment Mortgage 10 year                                   from 9 Jan 2003
        Fixed Rate Mortgage
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O26     Guaranteed Repayment Mortgage 15 year                                   from 9 Jan 2003
        Fixed Rate Mortgage
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O27     Help with Costs Special Condition Wording
        - for Guaranteed Repayment Mortgage 10
        year Fixed Rate Mortgage (2 versions)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O28     Help with Costs Special Condition Wording
        - for Guaranteed Repayment Mortgage 15
        year Fixed Rate Mortgage (2 versions)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O29     Help with Costs Special Condition Wording
        - for 10 year Fixed Rate (2 versions)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
O30     Help with Costs Special Condition Wording
        - for 15 year Fixed Rate (2 versions)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P       Special Conditions for Variable Rate
        Mortgages (used with Offer of Advance)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P1      Variable Rate Mortgage - Cashback                6B                     From 30 Nov 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P2      Variable Rate Mortgage - Cashback without        9B                     From 03 Jan 1996
        insurance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P3      Variable Rate Mortgage - Cashback without        C5                     From 11 Aug 1997
        insurance                                                               [Query date - should be 1996?]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      51



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


P4      Variable Rate Mortgage - Cashback without        C7                     From 02 Sep 1996
        insurance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P5      Variable Rate Mortgage - Cashback without        C9                     From 02 Sep 1996
        insurance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P6      3 year Discounted Variable Rate Mortgage         J9 and J0              From 25 Jun 1998
                                                                                [Other dates ?]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P7      Variable Rate Mortgage - 5% Cashback             P5                     From 25 Jun 1997
                                                                                [Other dates ?]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P8      Variable Rate Mortgage - 6% Cashback             P6                     From 03 Sep 1997
                                                                                [Other date ?]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P9      Variable Rate Mortgage - Cashback                7P and 8P              From 22 Jan 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P10     3 year Discounted Variable Rate Mortgage         M1 to [M6 ?]           From 22 Jan 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P11     Variable Rate Mortgage - Cashback                S1 and S2              From 22 Jan 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P12     3 year Discounted Variable Rate Mortgage         M7 and M8              From 01 Apr 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P13     Variable Rate Mortgage - Cashback                S4 and S5              From 06 May 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P14     Variable Rate Mortgage - Cashback                7S                     From 10 Jun 1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P15     Variable Rate Mortgage - Cashback                3T                     From 07 Dec 1998
                                                                                [Other date?]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P16     Variable Rate Mortgage - Cashback                6T and 7T              From 22 Jan 1999
                                                                                [Other date?]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P17     Variable Rate Mortgage - 8%/7% Cashback          GB and GC              From 06 Mar 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P18     Variable Rate Mortgage - 8% Cashback             GF                     From 13 Apr 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P19     Variable Rate Mortgage - 7% Cashback             GG                     From 13 Apr 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P20     Variable Rate Mortgage - 7% Cashback             GH                     From 13 Apr 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P21     Variable Rate Mortgage - 6% Cashback             GI                     From 13 Apr 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P22     Variable Rate Mortgage - 8% Cashback             GT                     From 16 Jun 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P23     Variable Rate Mortgage - 7% Cashback             GU
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P24     Variable Rate Mortgage - 7% Cashback             JG                     From 28 Jul 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P25     Variable Rate Mortgage - 6% Cashback             JN                     From 29 Aug 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P26     Variable Rate Mortgage - 7% Cashback             JQ                     From 29 Sep 1999
                                                                                [Other dates?]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P27     Variable Rate Mortgage - 6% Cashback             JR                     From 29 Sep 1999
                                                                                [Other dates?]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P28     Variable Rate Mortgage - 5% Cashback             JS                     From 29 Sep 1999
                                                                                [Other dates?]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P29     Variable Rate Mortgage - 7% Cashback             JU                     From 04 Jan 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
P30     Variable Rate Mortgage 6% Cashback                                      From 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q       Special Conditions for Tracker, CAT
        Standard, Capped and Discount for Life
        Mortgages (used with Offer of Advance)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q1      Discount for Life Variable Rate Mortgage         X9 and X0
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q2      Discount for Life Variable Rate Mortgage         1X and 2X
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q3      Discount for Life Variable Rate Mortgage         3X and 4X
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q4      Discount for Life Variable Rate Mortgage         5X and 6X
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q5      Discount for Life Variable Rate Mortgage         7X and 8X
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      52




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

Q6      Capped Variable Rate Mortgage                    CB
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q7      Discount for Life Variable Rate Mortgage         L1 and L2
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q8      Discount for Life Variable Rate Mortgage         L3 and L4
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q9      Discount for Life Variable Rate Mortgage         L5 and L6
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q10     Discount for Life Variable Rate Mortgage         L7 and L8
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q11     Discount for Life Variable Rate Mortgage         1L and 2L
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q12     Discount for Life Variable Rate Mortgage         3L and 4L
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q13     Discount for Life Variable Rate Mortgage         5L and 6L
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q14     4 year Capped Variable Rate Mortgage             EG
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q15     4 year Capped Variable Rate Mortgage             EF
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q16     4 year Capped Variable Rate Mortgage             ER
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q17     Discount for Life Variable Rate Mortgage         8L
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q18     4 year Capped Variable Rate Mortgage             EQ
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q19     4 year Capped Variable Rate Mortgage             EQ
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q20     Equity Release Capped Variable Rate             YB
        Mortgage
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q21     5 year Capped Variable Rate Mortgage             EY
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q22     Discount for Life Variable Rate Mortgage         9L and 0L
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q23     Discount for Life Variable Rate Mortgage         DX
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q24     Discount for Life Variable Rate Mortgage         DY
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q25     Discount for Life Variable Rate Mortgage         DX and DY
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q26     Discount for Life Variable Rate Mortgage         HG
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q27     Discount for Life Variable Rate Mortgage         HH
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q28     Discount for Life Variable Rate Mortgage         HQ
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q29     Discount for Life Variable Rate Mortgage         HV
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q30     Tracker Variable Rate Mortgage                   YT
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q31     Tracker Variable Rate Mortgage                   YU
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q32     Tracker Variable Rate Mortgage                   YW
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q33     Tracker Variable Rate Mortgage                   YX
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q34     Discount for Life Variable Rate Mortgage         JP
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q35     2 year Capped Variable Rate Mortgage             MV
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q36     2 year Capped Variable Rate Mortgage             MW
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q37     Discount for Life Variable Rate Mortgage         HR
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q38     2 year Capped Variable Rate Mortgage             EM
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q39     CAT Standard Variable Mortgage                   [SJB/08/11/00]         [Query the reference]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q40     2 year Tracker Variable Rate Mortgage            ER                     ?
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q41     CAT Standard Variable Mortgage                                          from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q42     2 year Flexible Fixed (extending Early                                  from 9 Jan 2003
        Repayment Charge)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q43     2 year Flexible Fixed (extending Early                                  from 9 Jan 2003
        Repayment Charge - no Help with Costs
        option)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q44     2 year Flexible Fixed                                                   from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q45     2 year Flexible Fixed (no Help with Costs                               from 9 Jan 2003
        option)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      53



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

Q46     3 year Flexible Fixed                                                   from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q47     5 year Flexible Fixed                                                   from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Q48     Help with Costs Special Condition
        Wording (2 versions)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R       Credit/Loan Agreements
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R1      Credit Agreement Regulated by the Consumer      ACR1A/1097 on           From Oct 1997
        Credit Act 1974 - Flexible Plan                 "Original"
        ("Original" and "Copy" versions each with       ACR1B/1097 on
        Conditions on the reverse)                      "Copy"
        Northern Rock plc                               ACR1Z/1097 on
        [Used for Flexible Plan Loans up to             "Conditions"
        (GBP)25,000]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R2      Copy of Proposed Agreement Containing           ACR1Z/1097 on           From Oct 1997
        Your Right to Withdraw - Flexible Plan          "Conditions"
        (including Conditions on the reverse)
        Northern Rock plc
        [Used for Flexible Plan Loans up to
        (GBP)25,000]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R3      Loan Agreement - Flexible Plan                  [ACR2A/1097 on          From Oct 1997
        (including Conditions on the reverse)           "Original" /            [Check reference of "Original"]
        Northern Rock plc                               "Copy"?]
        [Used for Flexible Plan Loans over              ACR2Z/1097 on
        (GBP)25,000]                                    "Conditions"
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R4      Credit Agreement Regulated by the Consumer      ADV135 10/97 on         From Oct 1997
        Credit Act 1974 - Personal Secured Loan         "Original" and
        ("Original" and "Copy" versions each with       "Copy"
        Conditions on the reverse)                      no ref on
        Northern Rock plc                               "Conditions")
        [Used for Personal Secured Loans up
        to (GBP)25,000 - Variable Rate]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R5      Copy of Proposed Credit Agreement Containing     ADV135 10/97 on        From Oct 1998
        Notice of Your Right to Withdraw - Personal      "Advance Copy"
        Secured Loan                                     no ref on
        ("Advance Copy" version including Conditions     "Conditions")
        on the reverse)
        Northern Rock plc
        [Used for Personal Secured Loans up
        to (GBP)25,000 - Variable Rate]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R6      Credit Agreement Regulated by the Consumer       ADV135 10/97 on        From Feb 1998
        Credit Act 1974 - Personal Secured Loan          "Original" and
        ("Original" and "Copy" versions each with        "Copy"
        Conditions on the reverse)                       ADV135 /02.98 on
        Northern Rock plc                                "Conditions")
        [Used for Personal Secured Loans up to
        (GBP)25,000 - Variable Rate]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R7      Credit Agreement Regulated by the Consumer       MAR 126 6/98 on        From Jun 1998
        Credit Act 1974                                  "Original" and
        ("Original" and "Copy" versions including        "Copy" no ref on
        Conditions on the reverse)                       "Conditions"
        Northern Rock plc
        [Used for Personal Secured Loans up to
        (GBP)25,000 - Fixed Rate]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      54



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

R8      Copy of Proposed Credit Agreement               MAR 126 6/98 on         From Jun 1998
        Containing Notice of Your Right                 "Advance Copy"
        to Withdraw ("Advance Copy" version             no ref on
        including Conditions on the reverse)            "Conditions"
        Northern Rock plc
        [Used for Personal Secured Loans up
        to (GBP)25,000 - Fixed Rate]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R9      Copy of Proposed Agreement Containing           ACR2A/1097 on           From Mar 2000
        Your Right to Withdraw - Flexible Plan          "Original"
        (including Conditions on the reverse)           ACR2Z/0300 on
        Northern Rock plc                               "Conditions"
        [Used for Flexible Plan Loans up to
        (GBP)25,000]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R10     Credit Agreement Regulated by the Consumer      MAR 126 4/00 on         From Apr 2000
        Credit Act 1974                                 "Original" no
        ("Original" version including Conditions        no ref on
        on the ref on reverse)                          "Conditions"
        Northern Rock plc
        [Used for Personal Secured
        Loans up to (GBP)25,000 -
        Fixed Rate]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R11     Credit Agreement Regulated by the Consumer       CA135A/0900 on         From Sep 2000
        Credit Act 1974                                  "Original"
        ("Original" and "Copy" versions each with        CA135B/0900 on
        Conditions on the reverse)                       "Copy"
        Northern Rock plc                                CA135Z/0900 on
        [Used for Personal Secured Loans up to           "Conditions"
        (GBP)25,000 -
        Variable Rate]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R12     Copy of Proposed Agreement Containing           CA135C/0900 on         From Sep 2000
        Notice of Your Right to Withdraw                "Advance Copy"
        ("Advance Copy" version with Conditions         CA135Z/0900 on
        on the reverse)                                 "Conditions"
        Northern Rock plc
        [Used for Personal Secured Loans up
        to (GBP)25,000 - Variable Rate]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R13     Credit Agreement Regulated by the Consumer       CA126A/0900 on         From Sep 2000
        Credit Act 1974                                  "Original"
        ("Original" and "Copy" versions each with        CA126B/0900 on
        Conditions on the reverse)                       "Copy"
        Northern Rock plc                                CA126Z/0900 on
        [Used for Personal Secured Loans                 "Conditions"
        - Variable Rate]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R14     Copy of Proposed Agreement Containing           CA126C/0900 on          From Sep 2000
        Notice of Your Right to Withdraw                "Advance Copy"
        ("Advance Copy" version with Conditions         CA126Z/0900 on
        on the reverse)                                 "Conditions"
        Northern Rock plc
        [Used for Personal Secured Loans - Variable Rate]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R15     Credit Agreement Regulated by the Consumer       ACR1A/1000 on          From Oct 2000
        Credit Act 1974 - Flexible Plan                  "Original"
        ("Original" and "Copy" versions each with        ACR1B/1097 on
        Conditions on the reverse)                       "Copy"
        Northern Rock plc                                ACR1Z/1097 on
        [Used for Flexible Plan Loans up to              "Conditions"
        (GBP)25,000]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      55



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

R16     Loan Agreement - Flexible Plan                  ACR2B/1000 on           From Oct 2000
        ("Original" version with Conditions             "Original"
        on the reverse)                                 ACR2Z/1000 on
        Northern Rock plc                               "Conditions"
        [Used for Flexible Plan Loans
        over (GBP)25,000]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R17     Loan Agreement - Flexible Plan                  ACR2C/1000 on           From Oct 2000
        ("Original" version with Conditions             "Original"
        on the reverse)                                 ACR2Z/1000 on
        Northern Rock plc                               "Conditions"
        [Used for Flexible Plan Loans
        over (GBP)25,000]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R18     Credit Agreement Regulated by the CCA 1974      ADV13506/95             Jun 1995
        (Personal Secured Loans) (with Terms and
        Conditions attached)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R19     Loan Agreement (Flexible Plan) (with Terms      ADVCR2                  Jul 1995
        and Conditions attached)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
R20     Credit Agreement Regulated by the CCA 1974      ACR1 07/96             Jul 1996
        (Flexible Plan) with Terms and Conditions
        Attached
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
S       Mortgage Deeds - General
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
S1      Mortgage Deed (HMLR filing ref MD 144 E)        SEC 8/11.93             From Nov 1993
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
S2      Mortgage Deed (HMLR filing ref MD 144 F)        SEC 8/06.95             From Jun 1995
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
S3      Mortgage Deed (HMLR filing ref MD542A)          SEC 8T /08.97           From Aug 1997
        Northern Rock Building Society/Northern
        Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
S4      Mortgage Deed (HMLR filing ref MD542A)          SEC 8 /10.97            From Oct 1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
S5      Mortgage Deed (HMLR filing ref MD542B)          SEC 8 /10.97            From Oct 1997
        Northern Rock plc [Old logo]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
S6      Mortgage Deed (HMLR filing ref MD542B)          SEC 8 /10.97            From Oct 1997
        Northern Rock plc [New logo]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
S7      Mortgage Deed (HMLR filing ref MD691A)          SEC 070 07/01           From July 2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
S8      Mortgage Deed - Standard (HMLR filing           SOL 11 07/01            From July 2001
        ref MD691D) Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
T       Mortgage Deeds - Specialist
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
T1      Mortgage Deed (HMLR filing ref MD 144 G)        SEC 54/06/95            From Jun 1995
        Northern Rock Building Society
        [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
T2      Mortgage Deed (relating to a Regulated          SEC 52/06/95            From Jun 1995
        Agreement  under the Consumer Credit
        Act 1974) (HMLR filing ref MD 144 H)
        Northern Rock Building Society [Used
        for Flexible Plan CCA Loans]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
T3      Mortgage Deed (HMLR filing ref MD 144 J)         SEC 44/06/95           From Jun 1995
        Northern Rock Building Society
        [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      56



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

T4      Mortgage Deed (relating to a Regulated          SEC 52. 10/97          From Oct 1997
        Agreement under the Consumer Credit
        Act 1974) (HMLR filing ref MD 542 M)
        Northern Rock plc [Used for Flexible
        Plan CCA Loans]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
T5      Mortgage Deed (HMLR filing ref MD 542 L)         SEC 44. 10/97          From Oct 1997
        Northern Rock plc
        [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
T6      Mortgage Deed (HMLR filing ref 542 N)            SEC 54. 10/97          From Oct 1997
        Northern Rock plc
        [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
T7      Deed of Variation of Mortgage and Receipt       SEC 40. 10/97           From Oct 1997
        for Further Advance (HMLR filing ref
        MD 542 P) Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
T8      Mortgage Deed (HMLR filing ref MD542 N)          SEC 54. 04.98          From Apr 1998
        Northern Rock plc
        [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
T9      Mortgage Deed (relating to a Regulated          SEC 52. 03/00           From Mar 2000
        Agreement under the Consumer Credit
        Act 1974) (HMLR filing ref MD 542 M)
        Northern Rock plc [Used for Flexible
        Plan CCA Loans]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
T10     Mortgage Deed (HMLR filing ref MD 542L)         MD2/0900 on             From Sep 2000
        Northern Rock plc                               cover and
        [Used for Flexible Plan - Non-CCA Loans]        MD2B/0900 on
                                                        reverse
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
T11     Mortgage Deed (relating to a Regulated          MD1/0900 on             From Sep 2000
        under the Consumer Credit Act 1974)             cover and
        Agreement (HMLR filing ref MD 542 M)            MD1B/0900 on
        Northern Rock plc                               reverse
        [Used for Flexible Plan CCA Loans]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
T12     Mortgage Deed (HMLR filing ref MD 542 N)        MD3/0900                From Sep 2000
        Northern Rock plc
        [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
T13     Deed of Variation of Mortgage and Receipt       SOL005 09/00            From Sep 2000.  Not used by
        for Further Advance (HMLR filing ref                                    further advance dept.  Used by
        MD 542 X) Northern Rock plc                                             product transfer dept. where borrower
                                                                                is switching product and
                                                                                increasing borrowing at same
                                                                                time (only used on older forms
                                                                                of mortgage conditions switching
                                                                                from annual rest mortgage to
                                                                                a daily rest version).
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
T14     Deed of Variation of Mortgage and Receipt       SOL008 09/00            From Sep 2000.  Not used by
        for Further Advance (HMLR filing ref                                    further advance dept.  Used by
        MD 542 Y) Northern Rock plc                                             product transfer dept. where
                                                                                borrower is switching product
                                                                                and increasing borrowing at
                                                                                same time (only used on older
                                                                                forms of mortgage conditions
                                                                                switching from annual rest
                                                                                mortgage to a daily rest version).
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      57


------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


T15     Deed of Variation of Mortgage and Receipt       SEC071 July 2001        From Jul 2001
        for Further Loan (HMLR filing ref
        MD 691 B) Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
T16     Deed of Variation of Mortgage and Receipt       SOL012/ July 2001       From Jul 2001
        for Further Loan (With Guarantor) (HMLR
        filing ref MD 691 C) Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


                                        Part 3 Documents Used Only in the Origination of
                                           Together and Together Connections Mortgages

------------------------------------------------------------------------------------------------------------------------
SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

U       Brochures
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U1      [Picture of Two Forks on cover - 1]             MAR 172 2.99            From Feb 1999
        [Together] Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U2      [Picture of Two Forks on cover - 1]             MAR 189 3.99            From Mar 1999
        [Together] Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U3      [Picture of Two Forks on cover - 2]             MAR 237 14.6.99         From Jun 1999
        [Together] Northern Rock plc
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
U4      together flexible - one loan one                MAR 272/9255            From Sep 1999
        rate one call [Together Flexible]               15.9.99
        Northern Rock plc
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
U5      together flexible - one loan one                MAR 273/9255            From Sep 1999
        rate one call -all you need to                  15.9.99
        know [Together Flexible]
        Northern Rock plc
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
U6      take control of your money and                  MAR 305/9511            From Dec 1999
        get more out of life - together                 20.12.99
        [Together] Northern Rock plc
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
U7      all you need to know - together                 MAR 303/9511            From Dec 1999
        [Together] Northern Rock plc                    20.12.99
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
U8      together - a guide to costs [Together]          MAR 174 2.99            From Feb 1999
        Northern Rock plc
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
U9      [all you need to know - together]               MAR 173 2.99            From Feb 1999
        [Picture of intertwined flowers on
        cover] [Together] Northern Rock plc
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
U10     together - a guide to costs [Together]          MAR 190 3.99            From Mar 1999
        Northern Rock plc
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
U11     [all you need to know - together]               MAR 192 3.99            From Mar 1999
        [Picture of intertwined flowers on
        cover] [Together]
        Northern Rock plc
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
U12     together - a guide to costs [Together]          MAR 238 14.6.99         From Jun 1999
        Northern Rock plc
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
U13     [all you need to know - together]               MAR 239 16.6.99         From Jun 1999
        [Picture of intertwined flowers on
        cover] [Together]
        Northern Rock plc
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
U14     together - a guide to costs [Together]          MAR 302/9511            From Dec 1999
        Northern Rock plc                               20.12.99
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------



                                      58



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


U15     together flexible - a guide to costs            MAR 275/9255            From Sep 1999
        [Together Flexible]                             15.9.99
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U16     together - variable at only                     MAR 306/9657            From Jan 2000
        6.6.9%pa 7.6%APR                                17.1.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U17     What is it going to cost? [Together]            MAR 302/9662            From Mar 2000
        Northern Rock plc                               4.3.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U18     How does it work? [Together]                    MAR 303/9662            From Mar 2000
        Northern Rock plc                               4.3.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U19     I want it all [Together]                        MAR 305/9662            From Mar 2000
        Northern Rock plc                               4.3.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U20     What is it going to cost? [Together]            MAR 302/10028           From Apr 2000
        Northern Rock plc                               27.4.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U21     I want it all [Together]                        MAR 305/10028           From Apr 2000
        Northern Rock plc                               27.4.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U22     What is it going to cost? [Together]            MAR 302/10329           From Aug 2000
        Northern Rock plc                               4.8.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U23     How does it work? [Together]                    MAR303/10141            From Aug 2000
        Northern Rock plc                               4.8.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U24     I want it all [Together]                        MAR 305/10328           From Aug 2000
        Northern Rock plc                               4.8.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U25     What is it going to cost? [Together]            MAR 302/10521           From Oct 2000
        Northern Rock plc                               2.10.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U26     What is it going to cost? [Together]            MAR 302/10715           From Nov 2000
        Northern Rock plc                               22.11.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U27     How does it work? [Together]                    MAR 303/10716           From Nov 2000
        Northern Rock plc                               22.11.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U28     I want it all [Together]                        MAR 305/10717           From Nov 2000
        Northern Rock plc                               22.11.2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U29     I want it all [Together]                        MAR 305/10953           From Feb 2001
        Northern Rock plc                               1.2.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U30     What is it going to cost? [Together]            MAR 302/10999           From Feb 2001
        Northern Rock plc                               12.2.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U31     How does it work? [Together]                    MAR 303/11069           From Mar 2001
        Northern Rock plc                               1.3.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U32     Together what is it going to cost?              MAR 302 6.4.2001        From Apr 2001
        6th April 2001 [Together]
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U33     I want it all [Together]                        MAR 305/11172           From Apr 2001
        Northern Rock plc                               6.4.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U34     What's it going to cost? [Together              MAR 418/10935           From May 2001
        Connections] Northern Rock plc                  1.5.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U35     OK Shrink My Mortgage [Together                 MAR 419/10935           From May 2001
        Connections] Northern Rock plc                  1.5.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U36     Together what is it going to cost?              MAR 302 10.5.2001       From May 2001
        10th May 2001 [Together]
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      59



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


U37     What's it going to cost? [Together              MAR 418/11282           From May 2001
        Connections] Northern Rock plc                  10.5.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U38     How does it work? [Together]                    MAR 303/11290           From May 2001
        Northern Rock plc                               10.5.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U39     I want it all [Together]                        MAR 305/11289           From May 2001
        Northern Rock plc                               10.5.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U40     Now Things Get Really Interesting               MAR 437/11251           From Jun 2001
        [Together Connections]                          01.6.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U41     Together what is it going to cost?              MAR 302 22.6.2001       From Jun 2001
        22nd June 2001 [Together]
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U42     What's it going to cost? [Together              MAR 418/11457           From Jun 2001
        Connections] Northern Rock plc                  22.6.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U43     Together what is it going to cost?              MAR 302 2.8.2001        From Aug 2001
        2nd August 2001 [Together]
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U44     What's it going to cost? [Together              MAR 418/11593           From Aug 2001
        Connections] Northern Rock plc                  2.8.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U45     How does it work? [Together]                    MAR 303/11577           From Aug 2001
        Northern Rock plc                               2.8.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U46     OK Shrink My Mortgage [Together                 MAR 419/11578           From Aug 2001
        Connections] Northern Rock plc                  2.8.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U47     I want it all [Together]                        MAR 305/11603           From Aug 2001
        Northern Rock plc                               7.8.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U48     Together what is it going to cost?              MAR 302 3.9.2001        From Sep 2001
        3rd September 2001 [Together]
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U49     What's it going to cost? [Together              MAR 418/11706           From Sep 2001
        Connections] Northern Rock plc                  3.9.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U50     How does it work? [Together]                    MAR 303/11756           From Sep 2001
        Northern Rock plc                               10.9.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U51     OK Shrink My Mortgage [Together                 MAR 419/11758           From Sep 2001
        Connections] Northern Rock plc                  10.9.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U52     I want it all [Together]                        MAR 305/11756           From Sep 2001
        Northern Rock plc                               10.9.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U53     Together what is it going to cost? 19th         MAR 302 19.9.2001       From Sep 2001
        September 2001 [Together]
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U54     What's it going to cost? [Together              MAR 418/11706           From Sep 2001
        Connections] Northern Rock plc                  19.9.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U55     Together what is it going to cost?              MAR 302 4.10.2001       From Oct 2001
        4th October 2001 [Together]
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U56     What's it going to cost? [Together              MAR 418/11706           From Oct 2001
        Connections] Northern Rock plc                  4.10.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      60



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


U57     Together what is it going to cost?              MAR 302 8.11.2001       From Nov 2001
        8th November 2001 [Together]
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U58     What's it going to cost? [Together              MAR 418/11706           From Nov 2001
        Connections] Northern Rock plc                  8.11.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U59     Together what is it going to cost?              MAR 302 5.12.2001       From Dec 2001
        5th December  2001 [Together]
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U60     What's it going to cost? [Together              MAR 418/11706           From Dec 2001
        Connections] Northern Rock plc                  5.12.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U61     How does it work? [Together]                    MAR 303/12190           From Jan 2002
        Northern Rock plc                               8.1.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U62     I need cash with my mortgage [Together]         MAR 522/12343           From Mar 2002
                                                        11.03.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U63     Options for your together connections           MAR 472/12369           From Mar 2002
        Mortgage [Together Connections]                 15.3.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U64     Together - what's it going to cost              MAR 302 20.3.2002       From Mar 2002
        [Together] Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U65     Together - what's it going to cost              MAR 302 10.5.2002       From May 2002
        [Together] Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U66     Together - what's it going to cost              MAR 302 26.7.2002       From Jul 2002
        [Together] Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U67     Together - what's it going to cost              MAR 302 06.8.2002       From Aug 2002
        [Together] Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U68     i want to shrink my mortgage [Together          MAR 419/12891           From Aug 2002
        Connections]                                    30.8.2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U69     What's it going to cost? [Together              MAR 418/11706           From Aug 2002
        Connections] Northern Rock plc                  30.8.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U70     Together - what's it going to cost              MAR 302 30.8.2002       From Aug 2002
        [Together] Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U71     I need cash with my mortgage [Together]         MAR 522/12892           From Aug 2002
                                                        30.08.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U72     What's it going to cost? [Together              MAR 418/11706           From Oct 2002
        Connections] Northern Rock plc                  21.10.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U73     Together - what's it going to cost              MAR 302                 From Oct 2002
        [Together] Northern Rock plc                    21.10.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U74     What's it going to cost? [Together              MAR 418/11706           From Nov 2002
        Connections] Northern Rock plc                  08.11.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U75     Together - what's it going to cost              MAR 302                 From Nov 2002
        [Together] Northern Rock plc                    08.11.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U76     I want to shrink my mortgage                    MAR 625/13245           From 27 Nov 2002
        [Connections]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U77     What's it going to cost?                        MAR 630/13245           From 27 Nov 2002
        [Connections]                                   27.11.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U78     What's it going to cost?                        MAR 630/13499           From 10 Jan 2003
        [Connections]                                   10.01.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U79     Together - what's it going to cost              MAR 302                 From 10 Jan 2003
        [Together] Northern Rock plc                    10.01.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      61



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


U80     Together - what's it going to cost              MAR 302                 From 8 Feb 2003
        [Together] Northern Rock plc                    08.02.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U81     I need cash with my mortgage [Together]         MAR522/13728            Valid until further notice -
                                                        1.5.2003                1.5.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U82     What's it going to cost?                        MAR302/                 Valid until further notice -
                                                        8.8.2003                8.8.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U83     I need cash with my mortgage                    MAR 522/13550           Valid until further notice
                                                                                1 Mar 2003

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U84     What's it going to cost?                        MAR 302                 Valid until further notice
                                                                                9 Sep 2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
U85     What's it going to cost?                        MAR 203                 Valid until further notice
                                                                                14 Oct 2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
V       Mortgage Application Forms
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
V1      Get It Together Application Form                MAR176 2/99             From Feb 1999
        - Together Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
V2      Get It Together Application Form -              MAR198 3/99             From Mar 1999
        Together Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
V3      Get It Together Application Form -              MAR242 6/99             From Jun 1999
        Together Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
V4      Get It Together Application Form -              MAR271/9255 and 9/99    From Sep 1999
        Together Flexible
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
V5      Get It Together Application Form -              MAR304/9511 and 12/99   From Dec 1999
        Together Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
V6      Get It Together Application Form                MAR304. 6/00            From Jun 2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
        NB From Aug 2002 the Mortgage
        Application Forms from L16 appear to
        also be used for the Together/Together
        Connections products.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
W       Together Credit/Loan Agreements
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
W1      Credit Agreement Regulated by the               DDL1/0299 on Original   From Feb 1999
        Consumer Credit Act 1974 -                      DDL2/0299 on First
        Drawdown Loan -Original, First and              Copy
        Second Copies (each with Terms and              DDL3/0299 on Second
        Conditions)                                     Copy
        Northern Rock plc [Used                         DDLB/0299 on
        for Together Flexible Loans up                  Conditions
        to (GBP)25,000]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
W2      Credit Agreement Regulated by the               TFCA1/1099 on           From Oct 1999
        Consumer Credit Act 1974 -                      Original                [In conjunction with Together
        Drawdown Loan - Original,                       TFCA2/1099 on First     Flexible Mortgages.
        First Copy and Second Copy (each                Copy
        with Terms and Conditions)                      TFCA3/1099 on
        Northern Rock plc [Used for                     Second Copy
        Together Flexible Loans                         TFCAB/1099 on
        up to (GBP)25,000]                              Conditions
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      62


------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

W3      Credit Agreement Regulated by                   TFIX1/0200 on           From Feb 2000
        the Consumer Credit Act 1974                    Original                [In conjunction with Together
        - Together Fixed - Original,                    TFIX2/0200 on First     Fixed Mortgages.]
        First Copy and Second Copy                      Copy
        (each with Terms and                            TFIX3/0200 on
        Conditions on reverse)                          Second Copy
        Northern Rock plc                               TFIXB/0200 on
        [Used for Together Fixed Loans                  Conditions
        up to(GBP)25,000]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
W4      Credit Agreement Regulated by                   TVCA1/0200 on           From Feb 2000
        the Consumer Credit Act 1974                    Original                [In conjunction with Together
        - Together Variable - Original,                 TVCA2/0200 on First     Variable Mortgages.]
        First Copy and Second Copy                      Copy [
        (each with Terms and Conditions                 TVCA3/0200?]on
        on reverse)Northern Rock plc                    Second Copy
        [Used for Together Variable                     TVCAB/0200 on
        Loans up to(GBP)25,000]                         Conditions
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
W5      Credit Agreement Regulated by                   TVCA1/0200              From Jan 2001
        the Consumer Credit Act 1974                    on Original             [In conjunction with Together
        - Together Variable - Original,                 TVCA2/0200              Variable Mortgages.]
        First Copy and Second Copy                      on First Copy
        (each with Terms and                            [TVCA3/0200?]
        Conditions on reverse)                          on Second Copy
        Northern Rock plc                               TVCAB/0101
        [Used for Together Variable                     on Conditions
        Loans up to(GBP)25,000]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
W6      Credit Agreement Regulated by                   TVCA1/0200              From May 2001
        the Consumer Credit Act 1974                    on Original             [In conjunction with Together
        - Together Variable - Original,                 TVCA2/0200              Variable Mortgages.]
        First Copy and Second Copy                      on First Copy
        (each with Terms and                            [TVCA3/0200?]
        Conditions on reverse)                          on Second Copy
        Northern Rock plc                               TVCAB/0501
        [Used for Together Variable                     on Conditions
        Loans up to(GBP)25,000]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
W7      Credit Agreement Regulated by                   TVCA1/0200              From Aug 2001
        the Consumer Credit Act 1974                    on Original             [In conjunction with Together
        - Together Variable - Original,                 TVCA2/0200              Variable Mortgages.]
        First Copy and Second Copy                      on First Copy
        (each with Terms and                            [TVCA3/0200?]
        Conditions on reverse)                          on Second Copy
        Northern Rock plc                               TVCAB/0801
        [Used for Together Variable                     on Conditions
        Loans up to(GBP)25,000]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
W8      Credit Agreement Regulated by                   TVCA1/0200              From Aug 2001
        the Consumer Credit Act 1974                    on Original             [In conjunction with Together
        - Together Variable - Original,                 TVCA2/0200              Variable Mortgages.]
        First Copy and Second Copy                      on First Copy
        (each with Terms and                            [TVCA3/0200?]
        Conditions on reverse)                          on Second Copy
        Northern Rock plc                               TVCAB/1001
        [Used for Together Variable                     on Conditions
        Loans up to(GBP)25,000]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
W9      Credit Agreement Regulated by                   CATC/0502               From May 2002
        the Consumer Credit Act 1974                    on Original,
        - Drawdown Loan - Original,                     First, Second
        First and Second Copies                         Copy and on
        (each with Terms and                            Conditions
        Conditions)
        Northern Rock plc
        [Used for Together Flexible
        Loans up to(GBP)25,000]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      63



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


W10     Credit Agreement Regulated by                   ABTC/0802 on            From Aug 2000
        the Consumer Credit Act 1974                    Original,               [In conjunction with Together
        - Together Fixed - Original,                    First Copy,             Fixed Mortgages.]
        First Copy and Second Copy                      Second Copy
        (each with Terms and                            and on
        Conditions on reverse)                          Conditions
        Northern Rock plc
        [Used for Together Fixed Loans
        up to (GBP)25,000]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
W11     Credit Agreement Regulated by                   TVCAB/0902              From Sept 2002
        the Consumer Credit Act 1974                    on Original,            [In conjunction with Together
        - Together Variable - Original,                 First Copy,             Variable Mortgages.]
        First Copy and Second Copy                      Second Copy
        (each with Terms and                            and on
        Conditions on reverse)                          Conditions
        Northern Rock plc
        [Used for Together Variable
        Loans up to (GBP)25,000]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
W12     Credit Agreement Regulated by                   03/02 on Original,      From Mar 2002
         the Consumer Credit Act 1974                   First Copy and
        - Original, First Copy and                      Second Copy
        Second Copy                                     CATC/0502 on
        "MPU" Drawdown Lown                             Conditions
        Agreement
        Northern Rock plc

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
W13     Credit Agreement Regulated by                                           From Aug 2002
        the Consumer Credit Act 1974 -
        Together Variable - Original,
        First Copy and Second Copy
        "MPU" Unsecured Loan Agreement
        Northern Rock plc
        [Incorporates "where applicable"
        Together Connection Conditions]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
W14     Credit Agreement Regulated by                   TFWT/0703               From July 2003
        the Consumer Credit Act 1974 -
        Together Fixed with Tracker -
        Original, First Copy, Second
        Copy and Terms and Conditions
        Northern Rock plc
        [New version of Together Credit
        Agreement for Fixed Rate with
        Follow on BOE Tracker - Product
        first introduced 25.7.03.  Runs
        alongside existing Together
        (Variable & Fixed Rate
        versions) Credit Agreement]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X       Conditions for Together products
        (including Together Connection Options
        - eg Savings Account Applications/
        Agreements etc)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X1      Together Variable - Credit Card Application     [  ]                    From [   ]
        (with Terms and Conditions on reverse)                                  [In conjunction with Together
        Northern Rock plc                                                       Variable Mortgages.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X2      Together Variable - Credit Card Application     CV4/1000                From Oct 2000
        (with Terms and Conditions on reverse)                                  [In conjunction with Together
        Northern Rock plc                                                       Variable Mortgages.
                                                                                [REQUEST BETTER COPY]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X3      Northern Rock Credit Card Application Form      MAR 151/M9C 22.3.99     From Mar 1999
        (with Terms and Conditions)
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X4      Together Connection Conditions                  MAR422 1.5.01           From Jan 2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      64



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


X5      Northern Rock Mortgage Credit Card              [CCL/80A/2]             From Mar 2001
        (with Terms and Conditions on reverse)          (CCL/ATA/2
        Northern Rock plc                               15.3.2001
                                                        on Conditions)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X6      together connections Save Direct Terms          MAR 435/11676           From May 2001
        and Conditions                                  1.5.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X7      together connections Current Account Terms      MAR 436/11333           From May 2001
        and Conditions                                  1.5.2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X8      Northern Rock Credit Card Application Form      MAR 341                 From Jul 2001
        (with Terms and Conditions on reverse)          9.7.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X9      Options for Your together connection            MAR 472/12369           From Mar 2002
        Mortgage [leaflet]                              15.3.2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X10     Together Connection Conditions                  MAR 422 7.8.02          From Aug 2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X10(a)  Together Connection Conditions                  MAR 631                 From Nov 2002
        Northern Rock plc                               27.11.02
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X11     Sample Special Conditions for Together                                  From 30 Aug 2002
        Connections Mortgage (incorporating                                     (including New Mortgage Product
        Doc X4 by reference)                                                    Statement of Requirements memo)
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X12     Sample Special Conditions for Together                                  From 30 Aug 2002
        Mortgage (5 Year Flexible Tracker Rate)                                 (including New Mortgage Product
        Northern Rock plc                                                       Statement of Requirements memo)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X13     Together Connection Savings Options Form        MAR 635/1.03            From Jan 2003
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X14     Covering Letter to Borrower enclosing
        Together Connections Options Docs X9
        and X13 Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X15     Sample Covering Letter to Borrower              31 Oct 2002             Mr P Livingstone and Miss C M
        regarding Completion of a Together                                      Bell (App No 10374507)
        Connections Loan Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X16     Sample Special Conditions for Together                                  from 9 Jan 2003
        Variable loans
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X17     Sample Special Conditions for Together                                  from 9 Jan 2003
        Connections mortgage loans - 5 year
        discounted tracker
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X18     Sample Special Conditions for Together                                  from 9 Jan 2003
        Fixed mortgage loans - 2, 3, 5 and 7
        year fixed Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X19     Sample Special Conditions for Together                                  from 9 Jan 2003
        Exclusives Fixed mortgage loans - 2, 3,
        5 and 7 year fixed Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
X20     Sample Special Conditions for Together                                  from 9 Jan 2003
        Exclusives mortgage loans
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Y       Mortgage Deeds
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      65




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


Y1      Mortgage Deed (HMLR filing ref MD 542Q)                                 From Feb 1999
        Northern Rock plc [Together]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Y2      Mortgage Deed (HMLR filing ref MD 542T)         SOL 1                   From Oct 1999 ?
        Northern Rock plc [Together]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Y3      Mortgage Deed (HMLR filing ref MD542Q)                                  From Feb 1999
        Northern Rock plc [Together]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Y4      Mortgage Deed (HMLR filing ref MD542T)          SOL 1                   From Oct 1999
        Northern Rock plc [Together Flexible]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Y5      Mortgage Deed (HMLR filing ref MD542T)          SOL 1 08/00.            From Aug 2000
        Northern Rock plc [Together]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Y6      Mortgage Deed (HMLR filing ref MD542Z)          SOL 1 02/01.            From Feb 2001
        Northern Rock plc [Together]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Z       Supplementary Instructions to Solicitors
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Z1      [Together Mortgage - Reminder of documents
        to be sent with Report on Title]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Z2      [Notice - Unsecured funds not available for     UE1/0700                From Jul 2000
        purchase of property]
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Z3      "Together" Flexible Loan Drawdown Loan
        Agreement - Addendum to Instructions to
        Solicitors/Licensed Conveyancers
        (with Certificate of Solicitor/Licensed
        Conveyancer on reverse)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Z4      "Together" Flexible Loan Drawdown Loan          TFDA/0700               From Jul 2000
        Agreement - Addendum to Instructions to
        Solicitors/Licensed Conveyancers
        (with Certificate of Solicitor/Licensed
        Conveyancer on reverse)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Z5      "Together" Loan Drawdown Loan Agreement         TFDA/0501               From May 2001
        - Addendum to Instructions to
        Solicitors/Licensed Conveyancers
        (with Certificate of Solicitor/Licensed
        Conveyancer on reverse)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Z6      Loan Drawdown Loan Agreement - Addendum         A2S/0502                From May 2002
        to Instructions to Solicitors/Licensed
        Conveyancers
        (refers to Together Connections Mortgages)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Z7      Drawdown Loan Agreement - Addendum to           A2S/0702                From Jul 2002
        Instructions to Solicitors/Licensed
        Conveyancers
        (refers to Together Connections
        Mortgages)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------




                                      66


                                                      Part 5 Personal Loans


------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


AA      Personal Loans
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA1     Personal Loans - An Introduction                DEV 376                 From 1 Apr 1996
        Northern Rock Building Society                  01.4.1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA2     Secured Personal Loans - An                     DEV 456                 From 1 Jul 1997
        Introduction                                    01.7.1997
        Northern Rock
        Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA3     NOT USED
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA4     Secured Personal Loans - An                     MAR 3                   From 1 Oct 1997
        Introduction                                    01.10.1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA5     Secured Personal Loans - An                     MAR 3                   From 15 Dec 1997
        Introduction                                    15.12.1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA6     Secured Personal Loans - An                     MAR 3                   From 12 Feb 1998
        Introduction                                    12.2.1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA7     Secured Personal Loans - An                     MAR 3/8208              From 1 Jun 1998
        Introduction                                    01.06.1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA8     Secured Personal Loans - An                     MAR 3/9195              From 20 Aug 1999
        Introduction                                    20.8.1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA9     Give me the Facts - Secured                     MAR 3/9668              From 4 Mar 2000
        Loans Explained                                 04.3.2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA10    Give me the Facts - Secured                     MAR 3/11279             From 10 May 2001
        Loans Explained                                 10.5.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA11    Secured Loans Explained                         MAR 3/12506             From 4 May 2002
        Northern Rock plc                               04.5.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA12    We can fix it - A Secured                       MAR 124/8813            From 1 Jun 1998
        Personal Loan                                   01.6.1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA13    We can fix it - A Secured                       MAR 125/8664            From 22 Jan 1999
        Personal Loan                                   22.1.1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA14    We can fix it - A Secured                       MAR 125/9459            From 1 Nov 1999
        Personal Loan                                   01.11.1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA15    We can fix it - A Secured                       MAR 125/9714            From 17 Jan 2000
        Personal Loan                                   17.1.2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA16    Let Me Plan Ahead - Secured Loans               MAR 125/11038           From 21 Feb 2001
        with a Fixed Rate                               21.2.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA17    Let Me Plan Ahead - Secured Loans               MAR 125/11216           From 6 Apr 2001
        with a Fixed Rate                               06.4.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA18    Let Me Plan Ahead - Secured Loans               MAR 125/11815           From 19 Sept 2001
        with a Fixed Rate                               19.9.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA19    I Want to Plan Ahead - Secured                  MAR 125/12507           From May 2002
        Loans with a Fixed Rate                         May 2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA20    Secured Personal Loans - A guide                DEV 220                 From 14 Jul 1995
        to costs                                        14.7.1995
        Northern Rock Building  Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA21    Secured Personal Loans - A guide                DEV 220                 From 16 Oct 1995
        to costs                                        16.10.1995
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      67




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

AA22    Secured Personal Loans - A guide                DEV 220                 From 28 Nov 1995
        to costs                                        28.11.1995
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA23    Secured Personal Loans - A guide                DEV 220                 From 15 Feb 1995
        to costs                                        15.2.1996
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA24    Secured Personal Loans - A guide                DEV 376                 From 1 Apr 1996
        to costs                                        01.4.1996
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA25    Secured Personal Loans - A guide                DEV 377                 From 22 Apr 1996
        to costs                                        22.4.1996
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA26    Secured Personal Loans - A guide                DEV 377                 From 25 Aug 1996
        to costs                                        25.8.1996
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA27    Secured Personal Loans - A guide                DEV 377                 From 23 Oct 1996
        to costs                                        23.10.1996
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA28    Secured Personal Loans - A guide                DEV 377                 From 3 Jan 1997
        to costs                                        03.1.1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA29    Secured Personal Loans - A guide                DEV 377                 From 1 Mar 1997
        to costs                                        01.3.1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA30    Secured Personal Loans - A guide                DEV 377                 From 7 Apr 1997
        to costs                                        07.4.1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA31    Secured Personal Loans - A guide                DEV 377                 From 1 May 1997
        to costs                                        01.5.1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA32    Secured Personal Loans - A guide                DEV 457                 From 23 Jul 1997
        to costs                                        23.7.1997
        Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA33    Secured Personal Loans - A guide                DEV 457                 From 18 Aug 1997
        to costs                                        18.8.1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA34    Secured Personal Loans - A guide                MAR 4                   From 1 Oct 1997
        to costs                                        01.10.1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA35    Secured Personal Loans - A guide                MAR 4                   From 1 Dec 1997
        to costs                                        01.12.1997
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA36    Secured Personal Loans - A guide                MAR 4/8208              From 1 Jun 1998
        to costs                                        01.6.1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA37    Secured Personal Loans - A guide                MAR 4/8267              From 3 Jul 1998
        to costs                                        03.7.1998
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA38    Secured Personal Loans - A guide                MAR 4/8748              From 1 Jan 1999
        to costs                                        01.2.1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA39    Secured Personal Loans - A guide                MAR 4/9155              From 24 Jul 1999
        to costs                                        24.7.1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA40    Secured Personal Loans - A guide                MAR 4/9358              From 1 Oct 1999
        to costs                                        01.10.1999
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA41    Secured Personal Loans - A guide                MAR 4/9680              From 5 Feb 2000
        to costs                                        05.2.2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA42    Give me the figures - Secured Loan              MAR 4/9668              From 4 Mar 2000
        Costs in Black and White                        04.3.2000
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA43    Give me the figures - Secured Loan              MAR 4/11007             From 3 Mar 2001
        Costs in Black and White                        03.3.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA44    Give me the figures - Secured Loan              MAR 4/11138             From 1 May 2001
        Costs in Black and White                        01.5.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      68




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

AA45    Give me the figures - Secured Loan              MAR 4/11313             From 10 May 2001
        Costs in Black and White                        10.5.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA46    Give me the figures - Secured Loan              MAR 4/11619             From 1 Sept 2001
        Costs in Black and White                        01.9.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA47    Give me the figures - Secured Loan              MAR 4/11814             From 6 Oct 2001
        Costs in Black and White                        06.10.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA48    Give me the figures - Secured Loan              MAR 4/12015             From 8 Nov 2001
        Costs in Black and White                        08.11.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA49    Give me the figures - Secured Loan              MAR 4/12449             From 1 Dec 2001
        Costs in Black and White                        01.12.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA50    Secured Loans - Costs in                        MAR4/13517              Valid until further notice
        Black and White                                 8.2.03                  8.2.03
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA51    Secured Personal Loans - A guide                Dev. 220                Valid until further notice
        to costs.                                                               1 Jan 95
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA52    Flexible borrowing on your mortgage             Dev. 182                Valid until further notice
        - Secured Personal Loans. The                                           1 Jan 95
        Flexible Plan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA53    Borrowing a fixed amount on your                Dev. 181                Valid until further notice
        mortgage - Secured Personal Loans.                                      1 Jan 95
        The Fixed Sum Plan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA54    Secured Personal Loans - A guide to costs       Dev. 220                Valid until further notice
                                                                                12 Jun 95
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA55    Secured Personal Loans - The Flexible Plan      Dev. 182                Valid until further notice
                                                                                12 Jun 95
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA56    Secured Personal Loans - The Fixed Sum Plan     Dev. 181                Valid until further notice
        - Hard to Beat                                                          12 Jun 95
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA57    Secured Personal Loans - The Fixed Sum Plan     Dev. 181                Valid until further notice
        - Hard to Beat                                                          28 Nov 95
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA58    Deed of Variation of Mortgage and Receipt       SEC40/10.97             Oct 1997
        for Further Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA59    Deed of Variation of Security and Receipt       ADV152./10.97           Oct 1997
        for Further Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA60    Receipt for Further Advance                     ADV60./10.97            Oct 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA61    Report on Title (Scotland)                      ADV268./10.97           Oct 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      69



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------
AA62    Standard Security                               SEC53/10.97             Oct 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA58    Secured Personal Loans -                        MAR 4/8748              Valid until further notice
        A guide to costs - Hard                                                 1 Feb 99
        to Beat
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA59    Mortgage Deed (Flexible                         MD1/0900                Sep 2000
        Plan) - 3 Copies
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA60    Mortgage Deed (Flexible                         MD3/0900                Sep 2000
        Plan) - 3 Copies
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA61    Changes in Ownership of                         ADV54.11/00             Nov 2000
        Mortgaged Property
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

AA62    Pay Safe - Payment Protection                   MAR8/11165              Valid until further notice

                                                                                1 May 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA63    Re-Advance/Further Advance Receipt              SEC37/07.01             Jul 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA64    The Mortgage Code - You and your                03/02                   Mar 2002
        mortgage
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA65    I want to plan ahead - Secured Loans            MAR125/12507            Valid until further notice
        with a Fixed Rate
                                                                                4 May 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA66    Tell a Friend about our Mortgages               MAR507/12836            Valid until further notice
        and (GBP)50 could be yours
                                                                                Jul 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA67    Insurance - I need you to be there              MAR389/12950            Valid until further notice
        sometimes
                                                                                Sep 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA68    Loan Agreement (Flexible Plan) -                ACR2Z/0103              Jan 2003
        3 Copies                                        (ACR2A/1000,
                                                        ACR2B/1000,
                                                        ACR2C/1000)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA69    Credit Agreement Regulated by                   ACR1Z/0103              Jan 2003
        the Consumer Credit Act 1974                    (ACR1A/1000,
        (Flexible Plan) - 3 Copies                      ACR1B/1000,
                                                        ACR1C/1000)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA70    Credit Agreement Regulated by                   ACR3Z/0103              Jan 2003
        Consumer Credit Act 1974
        - 3 Copies
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA71    Secured Loans Explained                         MAR3/13518              Valid until further notice

                                                                                7 Feb 2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA72    Credit Agreement Regulated by the               MD1/0900                19 Feb 2003
        Consumer Credit Act 1974 (Omiga
        Flexible Plan) + Mortgage Deed
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA73    Credit Agreement Regulated by the               SEC54/04.98             19 Feb 2003
        Consumer Credit Act 1974 (Omiga
        PSL Base) + Mortgage Deed
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA74    Credit Agreement Regulated by the               SEC54/04.98             19 Feb 2003
        Consumer Credit Act 1974 (Omiga
        PSL Fixed) + Mortgage Deed
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA75    Secured Loans - Costs in Black                  MAR 4/14011             Valid until further notice
        and White                                                               14 Jul 03
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA76    Pro-forma Letter from A Gadomski                (PLN)/PERS01/AG/*
        to Customer re. Personal Secured Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA77    Pro-forma Letter from A Gadomski                (PLN)/PERS02/AG/*
        to Customer re. Loan Documents
        for Signature
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


                                      70



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

AA78    Pro-forma Letter from A Gadomski                (PLN)/PERS03/AG/*
        to Customer re. Personal Secured Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA79    Pro-forma Letter from A Gadomski                (PLN)/PERS04/AG/*A
        re. Further Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA80    Form attached to (PLN)/PERS04/AG/*              (PLN)/PERS05/AG/*
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA81    Pro-forma Letter from A Gadomski re.            (PLN)/PERS06/AG/*
        Personal Secured Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA82    Pro-forma Letter from A Gadomski re.            (PLN)/PERS06RA/AG/*
        Personal Secured Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA83    Pro-forma Letter from A Gadomski re.            (PLN)/PERS07/AG/*
        Personal Secured Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA84    Pro-forma Letter from A Gadomski  re.           (PLN)/PERS08/AG/*
        Postponement of Second Charge
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA85    Pro-forma Deed of Postponement                  (PLN)/PERS09
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA86    Pro-forma Deed of Postponement                  (PLN)/PERS10
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA87    Pro-forma Deed of Postponement                  (PLN)/PERS10A
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA88    Pro-forma Letter from A Gadomski re.            (PLN)/PERS11/AG/*
        Repayment of Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA89    Pro-forma Letter from A Gadomski re.            (PLN)/PERS11A/AG/*
        Repayment of Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA90    Pro-forma Letter from A Gadomski re.            (PLN)/PERS12/AG/*
        Application for Personal Secured Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA91    Mortgage Deed (Relating to a Regulated          MD2/0900 and
        Agreement under the Consumer Credit             MD2B/0900
        Act 1974) - Original + 2 Copies
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA92    Credit Agreement regulated by the               CA127Z/0900
        Consumer Credit Act 1974 -
        Original + 2 Copies
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA93    Credit Agreement regulated by the               CA126Z/0103
        Consumer Credit Act 1974 -
        Original + 2 Copies
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA94    Credit Agreement Regulated by the               CA138Z/0900
        Consumer Credit Act 1974 -
        Original + 2 Copies
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA95    Credit Agreement Regulated by the               CA125Z/0102
        Consumer Credit Act 1974 -
        Original + 2 Copies
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA96    Re-Advance/Further Advance Receipt
        (Omiga Further Advance)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      71




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

AA97    Deed of Variation of Mortgage and
        Receipt for Further Advance (Omiga
        Further Advance)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA98    English Flexible Plan Paragraphs
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA99    English PSL Paragraphs
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA100   Further Advance Paragraphs
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA101   Pro-forma Letter from A Gadomski to             (PLN)/PERS13/AG/*
        Customer re. Offer of Further Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA102   Pro-forma Letter from A Gadomski to             (PLN)/PERS14/AG/*
        Customer re. Further Advance
        Application
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA103   Pro-forma Letter from A Gadomski to             (PLN)/PERS15/AG/*
        Customer re. Further Advance
        Application
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA104   Pro-forma Letter from A Gadomski                (PLN)/PERS16/AG/*
        re. Further Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA105   Pro-forma Letter from A Gadomski to             (PLN)/PERS17/AG/*
        Customer re. Offer of Further Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA106   Pro-forma Letter from A Gadomski to             (PLN)/PERS18/AG/*
        Customer re. Further Advance Application
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA107   Pro-forma Letter from A Gadomski re.            (PLN)/PERS19/AG/*
        Postponement of Second Charge
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA108   Deed of Postponement                            (PLN)/PERS20
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA109   Deed of Postponement                            (PLN)/PERS21
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA110   Deed of Postponement                            (PLN)/PERS21A
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA111   Deed of Postponement                            (PLN)/PERS21A
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA112   Pro-forma Letter from A Gadomski to             (PLN)/PERS22/AG/*
        Customer re. Further Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA113   Pro-forma Letter from A Gadomski re.            (PLN)/PERS22A/AG/*
        Additional Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA114   Pro-forma Letter from A Gadomski to             (PLN)/PERS24A/AG/*
        Customer re. Personal Secured Loan,
        Further Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA115   Pro-forma Letter from A Gadomski re.            (PLN)/PERS25AG/*
        Repayment of Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA116   Pro-forma Letter from A Gadomski re.            (PLN)/PERS26AG/*
        Personal Secured Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA117   Pro-forma Letter from A Gadomski to             (PLN)/PERS28AG/*
        Customer re. Additional Advance
        Application
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------




                                      72





------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

AA118   Pro-forma Letter from A Gadomski re.            (PLN)/PERS30AG/*
        Postponement of Second Charge
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA119   Pro-forma Letter from A Gadomski to             (PLN)/PERS31AG/*
        Customer re. Redemption Figure Request
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA120   Pro-forma Letter from A Gadomski to             (PLN)/PERS37AG/*
        Customer re. Application for Personal
        Secured Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA121   Pro-forma Letter from A Gadomski re.            (PLN)/PERS39AG/*
        Personal Secured Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA122   Form acknowledging receipt of advance           (PLN)/PERS40
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA123   Form re. Certificate of Consent                 (PLN)/PERS41
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA124   Pro-forma Letter from A Gadomski to             (PLN)/PERS50AG/*
        Customer re. Release and Discharge
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA125   Pro-forma Letter from A Gadomski to             (PLN)/PERS51/AG/*
        Customer re. Release and Discharge
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA126   Application for a Further Advance Loan          (PLN)/PERS38/AG/*
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA127   Pro-forma Letter from A Gadomski to             (PLN)/PERS52/AG/*
        Customer re. Personal Secured Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA128   Pro-forma Letter from A Gadomski to             (PLN)/PERS53/AG/*A
        Customer re. Personal Secured Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA129   Deed of Postponement                            (PLN)/PERS21B
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA130   Deed of Postponement                            (PLN)/PERS10B
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA131   Pro-forma Letter from A Gadomski to             (PLN)/FLEX01/AG/*
        Customer re. Flexible Plan Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA132   Pro-forma Letter from A Gadomski to             (PLN)/FLEX02/AG/*
        Customer re. Flexible Plan Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA133   Pro-forma Letter from A Gadomski to             (PLN)/FLEX03/AG/*
        Customer re. Flexible Plan Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA134   Application for Flexible Plan Loan              (PLN)/FLEX04/SO/*
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA135   Pro-forma Letter from A Gadomski re.            (PLN)/FLEX05/AG/*
        Postponement of Second Charge
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA136   Deed of Postponement                            (PLN)/FLEX06
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA137   Deed of Postponement                            (PLN)/FLEX07
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------




                                      73





------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

AA138   Deed of Postponement                            (PLN)/FLEX07A
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA139   Pro-forma Letter from A Gadomski re.            (PLN)/FLEX08/AG/*
        Repayment of Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA140   Pro-forma Letter from A Gadomski re.            (PLN)/FLEX08A/AG/*
        Repayment of Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA141   Pro-forma Letter from A Gadomski re.            (PLN)/FLEX09/AG/*
        Application from Borrower
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA142   Pro-forma Letter from A Gadomski re.            (PLN)/FLEX10/AG/*
        Flexible Plan Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA143   Pro-forma Letter from A Gadomski re.            (PLN)/FLEX11/AG/*
        Personal Secured Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA144   Extract from Title Deeds                        (PLN)/FLEX12/SO/*
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA145   Pro-forma Letter from A Gadomski to             (PLN)/FLEX13/AG/*
        Customer re. Flexible Plan Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA146   Pro-forma Letter from A Gadomski re.            (PLN)/FLEX14/AG/*
        Flexible Plan Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA147   Pro-forma Letter from A Gadomski re.            (PLN)/FLEX14RA/AG/*
        Flexible Plan Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA148   Pro-forma Letter from A Gadomski re.            (PLN)/FLEX15/AG/*
        Flexible Plan Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA149   Pro-forma Letter from A Gadomski re.            (PLN)/FLEX15RA/AG/*
        Flexible Plan Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA150   Pro-forma Letter from A Gadomski re.            (PLN)/FLEX16/AG/*
        Flexible Plan Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA151   Pro-forma Letter from A Gadomski to             (PLN)/FLEX24/AG/*
        Customer re. Flexible Plan Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA152   Pro-forma Letter from A Gadomski re. Title      (PLN)/FLEX25/AG/*
        Deeds
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA153   Pro-forma Letter from A Gadomski re. Title      (PLN)/FLEX25A/AG/*
        Deeds
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA154   Pro-forma Letter from A Gadomski to             (PLN)/FLEX26/AG/*
        Customer re. Proposed Further Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA155   Pro-forma Letter from A Gadomski to             (PLN)/FLEX27/AG/*
        Customer re. Flexible Plan Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      74




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

AA156   Pro-forma Letter from A Gadomski  re.           (PLN)/FLEX26B/AG/*
        Further Advance Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA157   Pro-forma Letter from A Gadomski  re.           (PLN)/FLEX26A/AG/*
        Further Advance Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA158   Pro-forma Letter from A Gadomski  re.           (PLN)/FLEX25B/AG/*
        Further Advance Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA159   Pro-forma Letter from A Gadomski  re.           (PLN)/FLEX25C/AG/*
        Property
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA160   Pro-forma Letter from A Gadomski to             (PLN)/FLEX28/AG/*
        Customer re. Flexible Plan Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA161   Pro-forma Letter from A Gadomski to             (PLN)/FLEX29/AG/*
        Customer re. Flexible Plan Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA162   Deed of Postponement                            (PLN)/FLEX07B
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA163   Pro-forma Letter from A Gadomski to             (PLN)/FLEX26/AG/*
        Customer re. Proposed Further Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA164   Certificate of Consent
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA165   Loan Agreement (Flexible Plan -                 ACR4Z/0103
        Scotland) - 3 Copies
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AA166   Omiga/BMA Branch Pack - For Your
        Reference
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


                         Part 5 Non-material documents

------------------------------------------------------------------------------------------------------------------------
SABW    Dcoument                                        Reference               Usage period and notes

------------------------------------------------------------------------------------------------------------------------
BB
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB1     Instructions to Solicitors - Fixed              ADV 269 5.98            From May 1998
        Sum Plan (Scotland)
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB2     Instructions to Solicitors - Fixed              ADV 269a 5.98           From May 1998
        Sum Plan (Scotland)
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB3     Deed of Variation of Security and               SOL009 09/00            From Sep 2000.  Not used by
        Receipt for Further Advance                                             further advance dept.  Used by
        (Scotland)                                                              product transfer dept. where
        Northern Rock plc                                                       borrower is switching product
                                                                                and increasing borrowing at
                                                                                same time (only used on older
                                                                                forms of mortgage conditions
                                                                                switching from annual rest
                                                                                mortgage to a daily rest
                                                                                version.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB4     Help Me Buy to Let - Mortgages for              MAR 466/11665           From 3 Sep 2001
        Landlords                                       03.9.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      75




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

BB5     Help Me Buy to Let - Mortgages                  MAR 466/11794           From 19 Sep 2001
        for Landlords                                   19.9.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB6     Help Me Buy to Let - Mortgages                  MAR 466/11856           From 4 Oct 2001
        for Landlords                                   04.10.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB7     Help Me Buy to Let - Mortgages                  MAR 466/11974           From 8 Nov 2001
        for Landlords                                   08.11.2001
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB8     Help Me Buy to Let - Mortgages                  MAR 466/12222           From 7 Jan 2002
        for Landlords                                   07.1.2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB9     I want to buy to let - Mortgages                MAR 466/12470           From 20 Mar 2002
        for Landlords                                   20.3.2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB10    I want to buy to let - Mortgages                MAR 466/12645           From 10 May 2002
        for Landlords                                   10.5.2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB11    I want to buy to let - Mortgages                MAR 466/12861           From 26 Jul 2002
        for Landlords                                   26.7.2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB12    I want to buy to let - Mortgages                MAR 466/12861           From 6 Aug 2002
        for Landlords                                   06.8.2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB13    I want to buy to let - Mortgages                MAR 466/13148           From 21 Oct 2002
        for Landlords                                   21.10.2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB14    I want to buy to let - Mortgages                MAR 466/13232           From 8 Nov 2002
        for Landlords                                   08.11.2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB15    Sample Special Conditions for Bradford &                                From 9 Jan 2003
        Bingley Together Exclusives (Variable)
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB16    Sample Special Conditions for Bradford &                                From 9 Jan 2003
        Bingley Together Exclusives Fixed
        mortgage loans - 2, 3, 5 and 7 year fixed
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB17    Sample Special Conditions for Buy to                                    From 9 Jan 2003
        Let 2 year Fixed Rate
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB18    Sample Special Conditions for Buy to                                    From 9 Jan 2003
        Let 1.5% 5 year Tracker
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB19    Sample Wording - Buy to Let - Help
        With Costs
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB20    Sample Special Conditions for HERM                                      From 9 Jan 2003
        Cashplus Fixed and Capped/
        Exclusive HERM Cashplus Fixed
        and Capped/SIFA HERM Cashplus Fixed
        and Capped
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB21    Sample Special Conditions for HERM                                      From 9 Jan 2003
        Standard Fixed and Capped/ HERM
        Standard Fixed and Capped Exclusives/
        SIFA HERM Standard Fixed and Capped
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB22    Sample Special Conditions for Legal                                     From 9 Jan 2003
        & General Together Exclusives
        (Variable)
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------




                                      76




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------


BB23    Sample Special Conditions for Legal                                     From 9 Jan 2003
        & General Together Exclusives Fixed
        mortgage loans - 2, 3, 5 and 7
        year fixed
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB24    I want to buy to let                            MAR 466/13372           From 10 Jan 2003
        Northern Rock plc                               10.01.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB25    Confirmation of Identity                        Jan 2002                From Jan 2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB26    Confirmation of Identity                        Sept 2002               From Sept 2002
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB27    Confirmation of Identity                        28 Jan 2003             From 28 Jan 2003
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
BB28    I need you to be there sometimes                MAR 389/12958           From Sept 2002
        [insurance]
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


                                        Part 6 Documents Used Only in the Origination of
                                                      Connections Mortgages

------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

CC      Brochures
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CC1     Connections - Current Account Terms             MAR 634/13347           Valid until further notice - 27.11.2002
        and Conditions - Small but important            27.11.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CC2     Connections - Save Direct Terms                 MAR 633/13347           Valid until further notice - 27.11.2002
        and Conditions - Small but important            27.11.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CC3     Mortgages - Options for your                    MAR 632/13363           Valid until further notice - 27.11.2002
        Connections Mortgage                            27.11.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CC4     Mortgages - I Want to Shrink my                 MAR 625/13245           Valid until further notice - 27.11.2002
        Mortgage                                        27.11.2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CC5     Connections - What's it going to Cost?          MAR 630/13833           Valid until further notice - 18.6.2003
                                                        18.6.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CC6     Connections - What's it going to Cost?          MAR 630/13833           Valid until further notice - 14.7.2003
                                                        14.7.2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CC7     Connections - What's it going to Cost?          MAR 630/13833           Valid until further notice - 25.7.2003
                                                        25/7/2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CC8     Connections - What's it going to cost?          MAR 630/13833           Valid until further notice

                                                                                9 Sep 2003

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CC9     Connections - What's it going to cost?          MAR 630/13833           Valid until further notice
                                                                                14 Oct 2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
DD      Mortgage Application Forms
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
DD1
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
EE      Connections Credit/Loan Agreements
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
EE1
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      77



------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

FF      Conditions for Connections products
        (eg Savings Account Applications/
        Agreements etc)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
FF1     Connections Conditions                          MAR 631                 27.11.02
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
FF2
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
GG      Mortgage Deeds
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
GG1
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
HH      Supplementary Instructions to Solicitors
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
HH1
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
HH2
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
II      Miscellaneous Mortgage Documents
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
II1     Connections Savings Options Form                MAR 635/1.03            Jan 2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
II2     Memo re New Mortgage Product Statement                                  11 Aug 2003
        of Requirements - Connections 7 Year
        Flexible Discount Tracker
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
II3     Pro forma of Covering Letter to                 Ref: CUSTADMIN/JW       2 Sep 2003
        customers enclosing Connections
        Pack
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      78




                   Part 7 Documents used in the Origination of Scottish Mortgages/Loans Only

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

JJ
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ1     Affidavit (re: Matrimonial Home/                ADV 77/1/87             Jan 1987
        Occupancy Rights)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ2     Re-advance/Further Advance Receipt              SEC 37/11/93            Nov 1993
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ3     Additional Advance Cheque Request               ADV 133. 01/94          Jan 1994
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ4     Standard Security                               ADV 58.01/94            Jan 1994
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ5     Report on Title (Scotland) -                    ADV 136. 01/94          Jan 1994
        Regulated Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ6     Deed of Variation of Security and               ADV152. 01/94           Jan 1994
        Receipt for Further Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ7     Report on Title (Scotland)                      ADV 62./01.94           Jan 1994
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ8     Assignation of Life Assurance Policy            ADV 59. 01/94           Jan 1994
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ9     Scottish Mortgage Conditions 1994               SEC 33/02.94            Feb 1994
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ10    Flexible Plan Application Form                  ADV 156/9/94            Sep 1994
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ11    Report and Valuation for Mortgage               ADV 7/11.94             Nov 1994
        Purposes on Behalf of Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ12    Deed of Postponement (relating to a             FLEX06- 1995?           1995?
        Flexible Plan Loan regulated by the
        Consumer Credit Act 1974)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ13    Deed of Postponement (relating to a             FLEX07- 1995?           1995?
        Flexible Plan Loan regulated
        by the Consumer Credit Act 1974)
        FLEX07- 1995?
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ14    Deed of Postponement (relating to a             PERS09- 1995?           1995?
        Personal Secured Loan regulated by
        the Consumer Credit Act 1974)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ15    Deed of Postponement (relating to a             PERS10- 1995?           1995?
        Personal Secured Loan regulated by
        the Consumer Credit Act 1974)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ16    Deed of Postponement                            PERS20- 1995?           1995?
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ17    Deed of Postponement                            PERS21- 1995?           1995?
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ18    Fixed Sum Plan Application Form                 ADV 31/4.95             Apr 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ19    Credit Agreement Regulated by the               Flexible Plan           Jul 1995
        Consumer Credit Act 1974                        (Scotland) -
                                                        ADVCR3 07/95
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ20    Loan Agreement - Flexible Plan                  ADVCR4 07/95            Jul 1995
        (Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ21    Credit Agreement Regulated by the               ADV 138 09/95           Sep 1995
        Consumer Credit Act 1974
        (Personal Secured Loan)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ22    Assignation of Life Assurance Policy            ADV 59. 09/95           Sep 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ23    Credit Agreement Regulated by the               ADV 138 09/95           Sep 1995
        Consumer Credit Act 1974 (Personal
        Secured Loan)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ24    Receipt for Further Advance                     ADV 60. 09.95           Sep 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ25    Deed of Variation of Security                   ADV152. 09/95           Sep 1995
        and Receipt for Further Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------




                                      79




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

JJ26    Consent by Non-Entitled Spouse                  ADV 64. /09/95          Sep 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ27    Postponed Standard Security                     SEC 53. 09/95           Sep 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ28    Standard Security                               ADV 58. 09/95           Sep 1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ29    Deed of Postponement (relating to               (PLN)/FLEX07 -          Oct 1995
        a Flexible Plan Loan regulated                  01/10/1995
        by the Consumer Credit Act 1974)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ30    Scottish Mortgage Conditions 1995               SEC33/0296              Feb 1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ31    Report on Title (Scotland) 1995                 ADV62/0596              May 1996
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ32    Credit Agreement Regulated by the               ADR3A-C/0796            July 1996
        Consumer Credit Act 1974 -
        Flexible Plan (Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ33    Report on Title (Scotland)                      ADV62/0197              Jan 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ34    Guarantors Confirmation                         ADV266. 7/97            July 1997
        (Existing Borrowers)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ35    Fixed Sum Plan Application Form                 ADV31/07.97             July 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ36    Flexible Plan Application Form                  ADV 156.07/97           July 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ37    Deed of Postponement (relating to               (PLN)/PERS09-           Oct 1997
        a Personal Secured Loan regulated               01/10/1997
        by the Consumer Credit Act 1974)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ38    Deed of Postponement (relating to               (PLN)/PERS10-           Oct 1997
        a Personal Secured Loan regulated               01/10/1997
        by the Consumer Credit Act 1974)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ39    Deed of Postponement                            (PLN)/PERS21-           Oct 1997
                                                        01/10/1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ40    Flexible Plan Application Form                  ADV156.10/97            Oct 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ41    Fixed Sum Plan Application Form                 ADV31.10/97             Oct 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ42    Guarantors Confirmation                         ADV266. 10/97           Oct 1997
        (Existing Borrowers)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ43    Assignation of Life Assurance Policy            ADV59/10.97             Oct 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ44    Re-advance/Further Advance Receipt              SEC37/1097              Oct 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ45    Standard Security                               ADV58/1097              Oct 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ46    Receipt for Further Advance                     ADV60.10/97             Oct 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ47    Report on Title (Scotland)                      ADV268.10/97            Oct 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ48    Report on Title (Scotland)                      ADV136.10/97            Oct 1997
        - Regulated Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ49    Credit Agreement Regulated by the               ADV138.10.97            Oct 1997
        Consumer Credit Act 1974 (Personal
        Secured Loan)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ50    Postponed Standard Security                     SEC53.10/97             Oct 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ51    Schedule of Documents of Title                  SEC7.10/97              Oct 1997
        (Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ52    Scottish Mortgage Conditions 1997               SEC33.10/97             Oct 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ53    Consent by Non-Entitled Spouse                  ADV64.10/97             Oct 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ54    Affidavit (re: Matrimonial Home/                ADV77/10/97             Oct 1997
        Occupancy Rights)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ55    Report and Valuation for Mortgage               ADV 7/10.97             Oct 1997
        Purposes on Behalf of
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      80




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------

JJ56    Additional Advance Funds Request                ADV 133./10.97          Oct 1997
        (Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ57    Instructions to Solicitors - For                ADV 270.                Oct 1997
        Flexible Plan Loans Over                        (Flexible Plan
        (GBP) 15,000                                    over (GBP) 15K -
                                                        Scotland) 10/97
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ58    Instructions to Solicitors                      ADV 136./10.97          Oct 1997
        (Attaching Report on Title
        (Scotland) - Regulated Loan) -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ59    Deed of Variation of Security                   ADV152. 10/97           Oct 1997
        and Receipt for Further Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ60    Instructions to Solicitors -                    ADV 137 10/97           Oct 1997
        (Flexi - Under(GBP)15K - Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ61    Credit Agreement Regulated by the               ADR3A-C/1097            Oct 1997
        Consumer Credit Act 1974 - Flexible
        Plan (Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ62    Loan Agreement - Flexible Plan (Scotland)       ACR4A-C/1097            Oct 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ63    Additional Advance Funds Request                ADV 133./11.97          Nov 1997
        (Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ64    Flexible Plan Application Form                  ADV156.15/12/97         Dec 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ65    Fixed Sum Plan Application Form                 ADV31.15/12/97          Dec 1997
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ66    Additional Advance Funds Request                ADV 133./1.98           Jan 1998
        (Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ67    Report on Title (Scotland)                      ADV 62./02.98           Feb 1998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ78    Loan Agreement - Flexible Plan                  ACR4A-C/0298            Feb 1998
        (Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ69    Instructions to Solicitors - For                ADV 270.04.98           Apr 1998
        Flexible Plan Loans Over (GBP)25,000
        - (Flexible Plan over (GBP)25K -
        Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ70    Report on Title (Scotland) -                    ADV 136./05.98          May 1998
        Regulated Loan
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ71    Instructions to Solicitors - (Fixed             ADV 269.5/98            May 1998
        Sum Plan - Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ72    Secured Personal Loan Application               ADV 31. 5/98            May 1998
        Form
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ73    Instructions to Panel Solicitors                ADV 269a.05/98          May 1998
        -  (Fixed Sum Plan - Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ74    Credit Agreement Regulated by the               MAR 127 01/06/98        Jun 1998
        Consumer Credit Act 1974
        (Personal Secured Loan)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ75    Credit Agreement Regulated by the               ACR3A-C/0798            Jul 1998
        Consumer Credit Act 1974 - Flexible
        Plan (Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ76    Instructions to Solicitors - ADV                137/ 01.07.98           Jul 1998
        (Flexi - Under 25K - Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ77    Report and Valuation for Mortgage               ADV 7/12.98             Dec 1998
        Purposes on Behalf of Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ78    Secured Personal Loan Application Form          ADV 31. 1/99            Jan 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ79    Deed of Postponement                            (PLN)/PERS20            Oct 1999
                                                        - 01/10/1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ80    Report on Title (Scotland)                      ADV 62./11.99           Nov 1999
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



                                      81




------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------
JJ81    Deed of Postponement                            (PLN)/PERS10            2000?
        (relating to a Personal                         A - 2000?
        Secured Loan regulated by
        the Consumer Credit Act
        1974)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ82    Deed of Postponement                            (PLN)/PERS21A - 2000?   2000?
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ83    Deed of Postponement                            (PLN)/FLEX07 A          2000?
        (relating to a Flexible                         - 2000?
        Plan Loan regulated by the
        Consumer Credit Act 1974)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ84    Secured Personal Loan Application Form          ADV 031 (8.5.2000)      May 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ85    consent by Non-Entitled Spouse                  ADV 64./06/00           June 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ86    Affidavit (re: Matrimonial Home/                ADV77 /07.00            Jul 2000
        Occupancy Rights)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ87    Report on Title (Scotland)                      ROT/0800                Aug 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ88    Credit Agreement Regulated by the               CA138B/0900             Sep 2000
        Consumer Credit Act 1974
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ89    Credit Agreement Regulated by the               CA127 09/00             Sep 2000
        Consumer Credit Act 1974
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ90    Credit Agreement Regulated by the               ACR3A-C/1000            Oct 2000
        Consumer Credit Act 1974 -
        Flexible Plan (Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ91    Loan Agreement - Flexible Plan                  ACR4A-C/1000            Oct 2000
        (Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ92    Scottish Mortgage Conditions 1997               SEC33/11.00             Nov 2000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ93    Schedule of Documents of Title                  SOGO1/0201              Feb 2001
        (Scotland)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ94    Deed of Variation of Security and               ADV281/05.01            May 2001
        Receipt for Further Advance
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ95    Deed of Guarantee (Scotland)                    ADV277/06.01            Jun 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ96    Standard Security                               ADV278 06/01            Jun 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ97    Deed of Variation of Security and               ADV279 06/01            Jun 2001
        Receipt for Further Advance
        (with Guarantor)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ98    Receipt for Further Advance                     ADV280 Jul 01           Jul 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ99    Scottish Mortgage Conditions 2001               SEC 72/07.2001          Jul 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


                                      82





------------------------------------------------------------------------------------------------------------------------

SABW    Document                                        Reference               Usage period and notes
------------------------------------------------------------------------------------------------------------------------
JJ100   Scottish Mortgage Conditions 2001               SEC 72/01.2001          Jul 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ101   Secured Personal Loan Application Form          ADV 031(1.8.2001)       1 Aug 2001
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ102   Report on Title (Scotland)                      ROT/0502                May 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ103   Additional Advance Funds Request               AAFR/0802                Aug 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ104   Report on Title (Scotland)                      ROT/1102                Nov 2002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ105   CML Lenders' Handbook for Scotland                                      Jan 2003
        (Part 2 - Name of Mortgage Lender)
        - Date Last Amended (1-Jan-2003)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ106   Credit Agreement Regulated by the               CA127 01/03             Jan 2003
        Consumer Credit Act 1974
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ107   Credit Agreement Regulated by the               01/03                   Jan 2003
        Consumer Credit Act 1974
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ108   Report and Valuation for Mortgage               ADV 7/07.03             Jul 2003
        Purposes on Behalf of
        Northern Rock plc
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ109   Secured Personal Loan Application               ADV 031 (08.2003)       Aug 2003
        Form
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ110   Offer of Loan                                                           Oct 2003
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ111   Together - Standard Security                    SOL002
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ112   Schedule of Documents of Title                  SEC 7
        (Scotland) (Pre 01/10/97)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ113   Consent by Non-Entitled Spouse                  ADV 64
        (Pre 09/95)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
JJ114   Standard Security (Scottish
        Mortgage Conditions 2001 apply)

------------------------------------------------------------------------------------------------------------------------



SIGNATORIES

SIDLEY AUSTIN BROWN & WOOD



By:



ALLEN & OVERY



By:





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